UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.___)

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VIRTUALSCOPICS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other that the Registrant)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

of VirtualScopics, Inc.

To All VirtualScopics, Inc. Stockholders:

We are pleased to invite you to attend the Annual Meeting of the Stockholders of VirtualScopics, Inc., a Delaware corporation, to be held at 9 a.m. on June 12, 2012, at the Country Club of Rochester, 2935 East Avenue, Rochester, New York, 14610 for the following purposes:

1.	To elect seven (7) members to our Board of Directors to serve a one (1) year term;

2.	To ratify the appointment of Marcum LLP, as our independent registered public accounting firm for the fiscal year ending December 31, 2012;

3.	To approve the issuance of common stock issuable upon full conversion of Series C Preferred Stock and any accrued dividends thereon, full exercise of Series C Warrants and for payment of dividends on Series C Preferred Stock, or otherwise issuable pursuant to the Series C financing, in accordance with the applicable NASDAQ Listing Rules;

4.	To approve the Amended and Restated Certificate of Designations, Powers, Preferences and Other Rights and Qualifications of Series A Convertible Preferred Stock;

5.	To approve the Amended and Restated Certificate of Designation of Rights and Preferences of the Series B Preferred Stock; and

6.	To transact such other matters as may properly come before the meeting or any reconvened meeting following any adjournment thereof.

Our Board of Directors recommends a vote for Proposals 1, 2, 3, 4 and 5. Our Board of Directors has fixed the close of business on April 16, 2012, as the record date for a determination of stockholders entitled to notice of, and to vote at, this Annual Meeting and any adjournment thereof. Holders of our Series A Preferred Stock and Series B Preferred Stock vote together with holders of our Common Stock on Proposals 1, 2, 3, 4 and 5 above. Holders of our Series C-1 Preferred Stock vote together with holders of our Common Stock on Proposals 1, 2, 4 and 5 above. A list of these stockholders will be available for inspection at least ten (10) days prior to the Annual Meeting, at the company’s headquarters at 500 Linden Oaks, Second Floor, Rochester, New York 14625.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on June 12, 2012.   Under rules adopted by the Securities and Exchange Commission, we are now furnishing proxy materials on the Internet in addition to mailing paper copies of the materials to each stockholder of record.   Our 2011 Annual Report on Form 10-K, the Proxy Statement, and any amendments to the foregoing materials that are required to be furnished to stockholders are available at ____________. Instructions on how to access and review the proxy materials on the Internet can also be found on the proxy card sent to stockholders of record and on the Notice of Internet Availability of Proxy Materials (the “Notice”) sent to stockholders who hold their shares in street name. The Notice includes instructions for stockholders who hold their shares in street name on how to access the proxy card to vote over the Internet.

Submitting your proxy card or voting online will not prevent you from attending or voting your shares at the meeting. Any proxy may be revoked at any time prior to its exercise at the Annual Meeting of Stockholders. For specific instructions on how to vote your shares, see the proxy card or the Notice sent to you.  YOUR VOTE IS VERY IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE URGE YOU TO VOTE AND SUBMIT YOUR PROXY AS PROMPTLY AS POSSIBLE.

By the Order of the Board of Directors

Molly Henderson, Chief Business and Financial Officer, Senior Vice President and Corporate Secretary

April __, 2012

Rochester, New York

This notice and the accompanying Proxy Statement, 2011 Annual Report, and proxy card or voting instruction form were either made available to you over the internet or mailed to you on or about April __, 2012.

TABLE OF CONTENTS

SOLICITATION AND VOTING		1

PROPOSAL 1 –	ELECTION OF DIRECTORS	3

Corporate Governance		6

Security Ownership of Certain Beneficial Owners and Management		10

Executive Compensation		13

PROPOSAL 2 –	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	15

PROPOSAL 3 –	APPROVAL OF ISSUANCE OF COMMON STOCK ISSUABLE UPON FULL CONVERSION OF SERIES C PREFERRED STOCK AND ANY ACCRUED DIVIDENDS THEREON, FULL EXERCISE OF SERIES C WARRANTS AND FOR PAYMENT OF DIVIDENDS ON SERIES C PREFERRED STOCK, OR OTHERWISE ISSUABLE PURSUANT TO THE SERIES C FINANCING, IN ACCORDANCE WITH THE APPLICABLE NASDAQ LISTING RULES	16

PROPOSAL 4 -	APPROVAL OF AMENDED AND RESTATED CERTIFICATE OF DESIGNATIONS, POWERS, PREFERENCES AND OTHER RIGHTS AND QUALIFICATIONS OF SERIES A CONVERTIBLE PREFERRED STOCK	21

PROPOSAL 5 -	APPROVAL OF AMENDED AND RESTATED CERTIFICATE OF DESIGNATION OF RIGHTS AND PREFERENCES OF THE SERIES B PREFERRED STOCK	22

WHERE YOU CAN FIND MORE INFORMATION		23

ANNUAL REPORT TO STOCKHOLDERS		23

HOUSEHOLDING		24

OTHER MATTERS		24

STOCKHOLDERS’ PROPOSALS		24

VIRTUALSCOPICS, INC.

PROXY STATEMENT

This Proxy Statement is being sent to the holders of shares of Common Stock, Series A Preferred Stock, Series B Preferred Stock and Series C-1 Preferred Stock of VirtualScopics, Inc., a Delaware corporation, or the Company, in connection with the solicitation of proxies by our management for use at the 2012 Annual Meeting of Stockholders to be held at 9 a.m. on June 12, 2012, at the Country Club of Rochester, 2935 East Avenue, Rochester, New York, 14610, and any adjournments thereof, for the following purposes:

1.	To elect seven (7) members to our Board of Directors to serve a one (1) year term;

2.	To ratify the appointment of Marcum LLP, as our independent registered public accounting firm for the fiscal year ending December 31, 2012;

3.	To approve the issuance of common stock issuable upon full conversion of Series C Preferred Stock and any accrued dividends thereon, full exercise of Series C Warrants and for payment of dividends on Series C Preferred Stock, or otherwise issuable pursuant to the Series C financing, in accordance with the applicable NASDAQ Listing Rules;

4.	To approve the Amended and Restated Certificate of Designations, Powers, Preferences and Other Rights and Qualifications of Series A Convertible Preferred Stock;

5.	To approve the Amended and Restated Certificate of Designation of Rights and Preferences of the Series B Preferred Stock; and

6.	To transact such other matters as may properly come before the meeting or any reconvened meeting following any adjournment thereof.

Internet Availability of Proxy Materials

Under rules recently adopted by the Securities and Exchange Commission, we are now furnishing proxy materials on the Internet in addition to mailing paper copies of the materials to each stockholder of record. Instructions on how to access and review the proxy materials on the Internet can be found on the proxy card sent to stockholders of record and on the Notice of Internet Availability of Proxy Materials (the “Notice”) sent to stockholders who hold their shares in street name. The Notice will also include instructions for stockholders who hold their shares in street name on how to access the proxy card to vote over the Internet. Our principal executive offices are located at 500 Linden Oaks, Rochester, New York 14625; telephone (585) 249-6231.

SOLICITATION AND VOTING

Information relevant to these matters is set forth in the attached Proxy Statement. Our Board of Directors has fixed the close of business on April 16, 2012, as the record date for a determination of stockholders entitled to notice of, and to vote at, this Annual Meeting, and any adjournment thereof. As of the close of business on the record date, we had __ shares of Common Stock, __ shares of Series A Preferred Stock, __ shares of Series B Preferred Stock and __ shares of Series C-1 Preferred Stock outstanding. Series A Preferred Stock, Series B Preferred Stock and Series C-1 Preferred Stock vote with Common Stock. Each outstanding share of Common Stock is entitled to one vote per share. Each outstanding share of Series A Preferred Stock is entitled to 830.36 votes. Each outstanding share of Series B Preferred Stock is entitled to 813 votes. Each outstanding share of Series C-1 Preferred Stock is entitled to 653.59 votes. Accordingly, as of the record date we had outstanding __ shares entitled to vote.

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Each of the proposals set forth in this Proxy Statement will be voted upon separately at the Annual Meeting. The affirmative vote of the holders of a plurality of the outstanding voting shares present in person or represented by proxy at the Annual Meeting will be required to elect seven (7) directors to our Board of Directors under Proposal 1. The vote of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter will be necessary to approve Proposals 2 and 3. The vote of a majority of our outstanding voting shares along with the separate class votes of a majority of our outstanding Series A Preferred Stock and Series C-1 Preferred Stock voting as separate classes is necessary to approve Proposal 4. The vote of a majority of our outstanding voting shares along with the separate class votes of 2/3rds of our outstanding Series B Preferred Stock and a majority of our outstanding Series C-1 Preferred Stock voting as separate classes is necessary to approve Proposal 5. The vote of a majority of voting shares present in person or represented by proxy and entitled to vote on the subject matter is necessary to approve any other business presented at the Annual Meeting. Please note that the votes of holders of our Series C-1 Preferred Stock or any shares of common stock received upon exercise of the Initial Warrant issued to them (to the extent that any warrants are exercised prior to the Record Date, if permitted by the terms thereof) will not be counted for purposed of the vote on Proposal 3. Such holders are entitled to vote their shares on the other proposals described in this proxy statement and on any other business that may properly come before the meeting or any reconvened meeting following any adjournment thereof.

Proxies that abstain on one or more proposals and "broker non-votes" will be deemed present for quorum purposes for all proposals to be voted on at the meeting. Broker non-votes occur where a broker holding stock in "street name" is entitled to vote the shares on some matters but not others. If your shares are in street name (or held by your broker) and you do not give your broker voting instructions on those matters for which the broker has no discretion, the missing votes are broker non-votes. In this year's vote, brokers are entitled to vote for Proposal 2. Client directed abstentions are not broker non-votes. Abstentions, but not broker non-votes, are counted in tabulations of the votes cast on proposals presented to the stockholders and will have the same effect as a vote against the proposals. Stockholders whose shares are in street name and do not return a proxy are not counted for any purpose and are neither an abstention nor a broker non-vote, but they are counted as present for the purpose of determining the existence of a quorum at the Annual Meeting assuming the broker returns the proxy or attends the meeting. Stockholders who sign, date and return a proxy but do not indicate how their shares are to be voted are giving management full authority to vote their shares as they deem best for the Company. For these reasons, it is important that all shares are represented at the Annual Meeting, either by you attending the Annual Meeting in person or by giving a proxy to vote your shares.

Your vote is very important. In voting by proxy with regard to the election of directors, you may vote in favor of all nominees, withhold your votes as to all nominees, or withhold your votes as to specific nominees. With regard to other proposals, you may vote in favor of each proposal or against each proposal, or in favor of some proposals and against others, or you may abstain from voting on any or all proposals.

You may revoke your proxy and reclaim your right to vote up to and including the day of the Annual Meeting by giving written notice to our Corporate Secretary, by delivering a proxy card dated after the date of the proxy or by voting in person at the Annual Meeting. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to: VirtualScopics, Inc., 500 Linden Oaks, Rochester, New York, Attention: Molly Henderson, Chief Business and Financial Officer and Corporate Secretary.

The Board is soliciting proxies so that you can vote before the Annual Meeting. Even if you currently plan to attend the meeting, we recommend that you vote by proxy before the meeting so that your vote will be counted if you later decide not to attend. If you are the record holder of your shares, there are two ways you can vote by proxy:

By Internet	You may vote over the internet by going to www.continentalstock.com and following the instructions when prompted. In order to vote, you will need to have the control number that appears on the proxy card or Notice you received in the mail.

By Mail	You can vote by completing, signing, dating, and returning the proxy card you received in the mail.

If your shares are held in street name, you may vote your shares before the meeting over the internet by following the instructions on the Notice you received or, if you received a voting instruction form from your brokerage firm, bank, or other similar entity by mail, by completing, signing, and returning the form you received. You should check your voting instruction form to see if telephone voting is available to you.

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If you received more than one Notice or proxy card, this means you hold shares of common stock in more than one account. You must complete, sign, date, and return each proxy card or vote all shares over the internet or by telephone. If you vote over the internet or by telephone, you should not mail back any proxy card you received.

If you vote by mail, you should specify your respective choices on the accompanying proxy card. If you do not give specific instructions with regard to the matters to be voted upon, the shares represented by your signed proxy card will be voted "FOR" Proposals 1, 2, 3, 4 and 5 listed on the proxy card. All properly executed proxy cards delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting in accordance with the directions given. If any other matters properly come before the Annual Meeting, the persons named as proxies will vote for or against these matters according to their judgment.

If you vote using one of the methods indicated above, you will be designating Molly Henderson and Jeffrey Markin, each of whom is an executive officer, as your proxies to vote your shares as you instruct. If you sign and return your proxy card but do not give any voting instructions on your proxy card, these individuals will vote your shares by following the Board’s recommendations. If any other business properly comes before the meeting, these individuals will vote on those matters in a manner they consider appropriate.

If you are a stockholder of record on the record date, you can vote your shares of common stock in person at the Annual Meeting. If your shares are held in street name, you may vote your shares in person only if you have a legal proxy from the entity that holds your shares giving you the right to vote the shares. A legal proxy is a written document from your brokerage firm or bank authorizing you to vote the shares it holds in its name. If you attend the meeting and vote your shares by ballot, your vote at the meeting will revoke any vote you submitted over the internet, by telephone or by mail. Even if you currently plan to attend the meeting, we recommend that you also vote by proxy as described above so that your vote will be counted if you later decide not to attend the meeting.

The proxies will be solicited by mail, or through our online website pursuant to the Notice to be mailed on or about April __, 2012, and the cost of solicitation will be paid by us. Designated officers and selected employees may also solicit proxies from stockholders personally or by telephone, facsimile or other forms of communication. These officers and employees will not be compensated additionally for that solicitation. We will also pay for the cost of this additional solicitation. We are also requesting that brokers, banks and other custodians send soliciting materials to beneficial owners. We will reimburse them for their reasonable expenses incurred in doing so. All expenses incurred in connection with the solicitation of proxies as provided herein will be paid by us.

Dissenter’s Rights

Under Delaware law, stockholders are not entitled to exercise appraisal or dissenter’s rights in connection with the approval of the proposals, and we will not independently provide stockholders with any such right.

PROPOSAL 1 - ELECTION OF DIRECTORS

We currently have nine (9) directors on our Board of Directors. Sidney R. Knafel , a current member of our Board of Directors, will not stand for reelection at the Annual Meeting, and the vacancy on the Board of Directors created by Mr. Knafel's departure will not be filled at this time. All of the individuals named below other than Mr. Knafel have been nominated by our Board of Directors, upon the recommendation of our Corporate Governance and Nominating Committee, to serve as directors until the 2013 Annual Meeting of Stockholders and until a successor is elected and qualified, unless they die, resign or are removed before that meeting. All of the nominees are currently directors and each has consented to continue serving as a director. If a nominee becomes unavailable for election before the 2012 Annual Meeting, the Board of Directors can name a substitute nominee and proxies will be voted for such substitute nominee unless an instruction to the contrary is written on the proxy card. Following the Annual Meeting, we will have one vacancy on our Board of Directors.

The Board of Directors has concluded that Messrs. Klimasewski, Analoui, Kerpelman, Knafel, Mintz, Phelps, Rubin and Walts are “independent” as defined by Nasdaq and under Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as that term relates to membership on the Board of Directors.

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Directors are elected by a plurality of the votes cast by the shares entitled to vote. “Plurality” means that the individuals who receive the largest number of votes are elected as directors up to the maximum number of directors to be chosen. Therefore, shares not voted, whether by withheld authority or otherwise, have no effect in the election of directors.

Dr. Rubin serves on our Board of Directors as a director elected exclusively by the holders of our outstanding Series C Preferred Stock (as further described in Proposal 3).

The shares represented by proxy cards returned to us will be voted FOR each of the following individuals, other than Mr. Knafel, unless you specify otherwise.

Robert G. Klimasewski, age 69, has served as a director of the Company since its inception, and Chairman since August 2006. He served as Chief Executive Officer of the Company from June 2005 through August 2006. Mr. Klimasewski served as President and Chief Executive Officer of Transcat, Inc. (formerly Transmation, Inc.) (NASDAQ: TRNS), a publicly-held global distributor of professional grade test, measurement and calibration instruments, from 1994 to 1998, when he relinquished those titles and assumed the role of Chairman of the Board of Transcat. In 2002, Mr. Klimasewski stepped down as Chairman of the Board of Transcat and was re-appointed President and Chief Executive Officer. He served in those roles until 2004, when he retired. He also was a co-founder of Burleigh Instruments Inc., a manufacturer of precision scientific instrumentation, which was sold in December 2000. He served for 18 years on the Board of Directors of Laser Power Corporation, a publicly-held company, until its sale in 2000. He currently serves on the Board of Directors of The University Technology Seed Fund. He is a member of the University of Rochester’s Visiting Committee for the School of Engineering and Applied Science. Mr. Klimasewski holds B.S. and M.S. degrees in optical engineering from the University of Rochester.

Mostafa Analoui, Ph.D., age 51, has served on the Company’s Board of Directors since May 2008. He is Head of Healthcare and Life Sciences Division at the Livingston Group in New York, New York. He is also President and CEO of Cense Biosciences, Inc. Prior to that, Dr. Analoui was a Senior Director and the Groton/New London Site Head for Global Clinical Technology at Pfizer Global Research and Development from 2001 through February 2008, where he led the platform technology mission for the clinical development and commercial division in areas including the medical imaging, diagnostics computational medicine, knowledge management and non-invasive measurement monitoring. Dr. Analoui holds a Ph.D. in engineering from Purdue University and holds two patents in quantitative and clinical imaging. He also served as an associate professor at the Indiana University School of Medicine in Dentistry, as well as the Schools of ECE and Biomedical Engineering at Purdue University.

Daniel I. Kerpelman, age 53, has served on the Company’s Board of Directors since May 2008. He is the President and Chief Executive Officer of Bio-Optronics, Inc., a healthcare workflow software company based in Rochester, New York and Nyon, Switzerland.  Previously, he was Chief Executive Officer of Société Generale de Surveillance, SA in Geneva, Switzerland, the world leader in test, inspection and certification. From June 2002 through March 2005, Mr. Kerpelman was Senior Vice President of Eastman Kodak and President of its Health Imaging Group, which focused on medical and dental imaging equipment, consumables and information technology. He spent most of his earlier career with GE Healthcare. Mr. Kerpelman is an engineer with degrees from the CNAM (France), University of Maryland and Rensselaer Polytechnic Institute and holds a MBA from Northwestern University. He serves on the Boards of Directors of Cotecna SA and the University of Rochester Medical Center.

Sidney R. Knafel, age 81, has served as a director of the Company since August 2001. Mr. Knafel is presently the managing partner of SRK Management Company, a private investment company. He is the Chairman of Insight Communications Company, a cable communications company. Mr. Knafel is a director of IGENE Biotechnology, Inc. (PNK: IGNE) and General American Investors Company, Inc. (NYSE: GAM) as well as several private companies. He is a graduate of Harvard College and the Harvard Graduate School of Business Administration. Mr. Knafel will not stand for reelection at the Annual Meeting.

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L. Jeffrey Markin, age 53, was appointed as Chief Executive Officer and President of VirtualScopics, Inc. in August 2006, and elected as a director, in April 2007.  He joined VirtualScopics as Chief Operating Officer in May 2006, after 26 years at Eastman Kodak Company. Most recently, Mr. Markin was General Manager, Output Systems and Mammography Solutions for Kodak’s Health Group and a corporate officer of the company. Mr. Markin managed major Health Group operations including leadership of the conventional x-ray business, Mammography Solutions, HealthCare IT Software and Solutions business, and Global Radiology Sales and Service organization. He was awarded the Eastman Kodak Chairman’s leadership award in December 2004 for inspired leadership of company and health group objectives. Previously, he held leadership positions in the Document Imaging business, including Vice President of Marketing U.S. and Canada, Global General Manager of the output business, and General Manager of the Asia based services business with operations in China, Hong Kong, Philippines, Malaysia, and Australia. He also served on the Board of Directors for Hermes Precisa Australia the leading document services company in Australia. He joined Kodak in the company’s Rochester, N.Y. film operations division and held successive management positions in Manufacturing, Research and Development, and Quality. In 1998, Mr. Markin graduated from the Executive MBA program of the Simon School of Business, University of Rochester, with honors. He holds a B.S. in Industrial Engineering, with honors, from the State University of New York at Buffalo. He is a member of the advisory board of the Biomedical Engineering Department at the State University of New York at Buffalo.

Norman N. Mintz, Ph.D., age 77 , has served on the Company’s Board of Directors since June 2007. Since 1990, Dr. Mintz has served as a Managing Director for Loeb Partners Corporation. Dr. Mintz has a Ph.D. in Finance and Economics from New York University, and has previously served as Professor of Finance at Syracuse University and Professor of Economics at Columbia University. Prior to 1990, he served as Executive Vice President of Columbia University. Dr. Mintz serves as a director of Intersections, Inc. (Nasdaq: INTX:US) as well as several private companies.

Charles E. Phelps, Ph.D., age 69, has served as a director of the Company since December 2005. Dr. Phelps retired from his position of provost of the University of Rochester (University of Rochester is a stockholder of the company) in July 2007, as position he had held since 1994. Prior to that position, Dr. Phelps was the chair of the Department of Community and Preventive Medicine in the University of Rochester’s School of Medicine and Dentistry. Prior to working at the University of Rochester, Dr. Phelps served as a senior staff economist and a program director at the RAND Corporation. Dr. Phelps has a bachelor's degree in mathematics from Pomona College, an MBA in hospital administration from the University of Chicago, and a PhD in business economics from the University of Chicago.

Terence A. Walts, age 64, has served as a director of the Company since December 2005.  Mr. Walts is President, CEO and Director of Transfusion & Transplantation Technologies LLC (“3Ti”), a medical device/diagnostics company developing next generation automated blood analyzer technology and associated consumables for the pre-transfusion/immunohematology market. Prior to joining 3Ti, Mr. Walts served for three years and until late 2005 as President, CEO of Refocus Group, Inc., (OTCBB: RFCS) an eye care company developing a surgical procedure for presbyopia and glaucoma. Prior to that position, Mr. Walts acted as a consultant to medical startup companies and held positions with, among others, Oncose, Inc., an in-vitro diagnostics company, PointDx, a virtual colonoscopy and structural radiology reporting software company, and Medjet, Inc., an early stage medical devices company.  He served as Senior Vice President of CIBA Vision (Novartis), a diversified eye care company from 1988 to 1998.  He holds a BS in Marketing from Indiana University and a MBA from the University of Notre Dame.

The Company believes that its Board as a whole should encompass a range of experience and expertise to provide us with sound guidance with respect to our operations and interests.  We look for individuals qualified to become directors based on the needs of the Board, such as independence, industry or other professional expertise, relevant skills and experience and diversity.  While we do not have a formal policy with regard to the consideration of diversity in identifying director nominees, we seek a diverse and appropriate balance of members who have the experiences, qualifications, attributes or skills that are necessary to oversee a publicly traded, growth oriented organization that operates in the pharmaceutical, biotechnology and medical device industries when considering the overall composition of the Board.  Our policy is to have at least a majority of directors qualify as "independent" under the Nasdaq listing requirements.  We seek directors with experience in areas relevant to the strategy and operations of our business and an understanding of our business and the industry in which we operate, as well as general business and finance experience.  Each of our current directors holds or has held senior executive positions in organizations and has operating experience that meets these objectives, as described above.  Several of our directors also have experience serving on boards of directors and board committees of other public companies.  The Corporate Governance and Nominating Committee also believes that each of the current directors has other key attributes that are important to an effective board: the time and commitment to devote significant time to the Company; personal and professional integrity; diversity of experience in different industries; and general business acumen.

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THE BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL NOMINEES AS DIRECTORS.

Information Regarding Directors who are not Nominees for Election and are Continuing in Office

David Rubin, Ph.D., age 47, has served as a director of the Company since April 3, 2012.  Dr. Rubin has been an investment principal in Merck's Global Healthcare Innovation Fund since September 2010. Dr. Rubin joined Merck in 2007 as Director of Franchise and Portfolio Management. Previously, Dr. Rubin was CEO and President, from 2000 through 2005, and CSO and SVP of Product Management, from 2006 through 2007, of Cognia Corporation, a bioinformatics company supporting biopharmaceutical research and development. Previously, Dr. Rubin was at The Wilkerson Group/IBM Global Services in a Strategic Management position, servicing a broad range of health care companies. Dr. Rubin holds a Ph.D. from Temple University in Molecular Biology and a B.A. from SUNY Binghamton in Biology. He was an National Institutes of Health and American Cancer Society Post-Doctoral fellow at Harvard Medical School, where he worked on the Ubiquitin Proteasome Pathway.

Corporate Governance

Pursuant to the General Corporation Law of the State of Delaware, the state under which we are organized, and our By-laws, our business, property and affairs are managed by or under the direction of our Board of Directors. Members of our Board of Directors are kept informed of Company business through discussions with our Chief Executive Officer and Chief Business and Financial Officer, by reviewing materials provided to them and by participating in meetings of the Board and its committees.

Board Leadership Structure

The Board does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board, but the Board believes that the most effective leadership model for the Company at this time is to separate the roles. Therefore, the Board has separated the positions of Chairman and CEO, and has an independent director serve as Chairman.  This structure provides a greater role for independent directors in the oversight of the Company.  Further, this structure permits the Chief Executive Officer to focus on the management of the Company's day-to-day operations.

The Company has a risk management program overseen by the Chief Executive Officer.  Material risks are identified and prioritized, and each prioritized risk is referred to the Audit Committee or the full Board for oversight. For example, strategic risks are referred to the full Board while financial risks are referred to the Audit Committee. The Board regularly reviews information regarding Company's credit, liquidity, and operations, as well as the risks associated with each, and annually reviews the Company's risk management program as a whole. Also, the Compensation Committee periodically reviews the most important risks to the Company to ensure that compensation programs do not encourage excessive risk-taking on behalf of the Company or give rise to risks that would be reasonably likely to have a material adverse effect on the Company.

  Board of Directors and Committee Meetings

During 2011, VirtualScopics’ Board of Directors held eight meetings. During 2011, the Compensation Committee met five times, the Audit Committee met four times and the Corporate Governance and Nominating Committee met once. No director attended fewer than 75% of the 2011 Board of Directors meetings. It is our policy to have each director attend the Annual Meeting of Stockholders, barring any reasonable conflicts. In 2011, seven directors attended the Annual Meeting of the Stockholders.

The independent directors on our Board of Directors meet in regularly scheduled meetings at which only independent directors are present.

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Board of Director Committees

Audit Committee.   The Audit Committee is currently composed of Charles Phelps (Chairman), Norman Mintz and Mostafa Analoui. The responsibilities of the Audit Committee are more fully set forth in the Audit Committee Charter, a copy of which is available without charge at our website, www.virtualscopics.com.

The Audit Committee reviews with the independent accountants the results of the audit engagement, approves professional services provided by the accountants including the scope of non-audit services, if any, and reviews the adequacy of our internal accounting controls. Our Board of Directors has determined that that each of the members of the committee is independent in accordance with applicable rules of Nasdaq and the SEC and that Norman Mintz meets the qualifications as “audit committee financial expert” as that term is defined in Item 407(d)(5)(ii) of SEC Regulation S-K, and that all three members meet Nasdaq's financial literacy criteria. The Board of Directors has also determined that Mr. Mintz is independent even though he falls outside of the “safe harbor” definition set forth in SEC Rule 10A-3(e)(1)(ii) because he is an officer and director of the general partner of Loeb Partners Company 147, L.P., which owns in excess of 10% of our Common Stock and has a 3.2% limited partnership interest. In making this determination, among other things, the Board of Directors considered Dr. Mintz’s service on the Board and the percentage of stock held by others.

Compensation Committee. The Compensation Committee is currently composed of Terence Walts (Chairman), Dan Kerpelman, and Charles Phelps. Our Board of Directors has determined that each of the members of the committee is independent in accordance with applicable Nasdaq rules. The responsibilities of the Compensation Committee are to oversee the compensation structure of the officers of the Company as well as authorization of granting of equity instruments to employees, directors and consultants. The Compensation Committee does not have a charter.

The Compensation Committee has broad authority to review management's performance, assess market competition and set guidelines for compensation of our directors and executive officers. The committee does not delegate its authority regarding compensation but does periodically seek input from our president and chief executive officer and chief financial officer. The committee has not to date sought advice of outside compensation consultants as to the amount or form of management compensation.

Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee is currently composed of Sidney Knafel (Chairman), Mostafa Analoui and Terence Walts. The Board of Directors has determined that each of the members of the committee is independent in accordance with Nasdaq rules. This committee is responsible for assisting the Board of Directors by identifying individuals qualified to become directors based on the needs of the Board, such as independence, industry or other professional expertise, relevant skills and experience and diversity, in accordance with the committee’s charter, and to recommend to the Board of Directors nominees for each Annual Meeting of Stockholders; developing and recommending to the Board of Directors the Corporate Governance Guidelines applicable to the Company, leading the Board of Directors in its annual review of the Board of Directors’ performance; and recommending to the Board of Directors director nominees for each committee. The responsibilities of the Corporate Governance and Nominating Committee are more fully set forth in the Charter, a copy of which is available without charge at our website, www.virtualscopics.com.

In considering whether to nominate a candidate for election to the Board of Directors, each candidate’s qualifications are considered in their entirety. Our Board of Directors has not established minimum qualifications that nominees must meet in order to be considered for election as a director but believes that the Board as a whole should encompass a range of experience and expertise to provide us with sound guidance with respect to our operations and interests. The committee reviews nominees suggested by stockholders and advises such stockholders of the outcome of their suggestions. To be considered by the Committee, stockholder nominations must be submitted in writing to the committee addressed to the Company’s headquarters within the timing of stockholder proposals generally. A stockholder (or group of stockholders) wishing to submit a nominating recommendation for an Annual Meeting of Stockholders must ensure that it is received by the Company, as provided above, not later than 120 calendar days prior to the first anniversary of the date of the proxy statement for the prior Annual Meeting of Stockholders. In the event that the date of the Annual Meeting of Stockholders for the current year is more than 30 days following the first anniversary date of the Annual Meeting of Stockholders for the prior year, the submission of a recommendation will be considered timely if it is submitted a reasonable time in advance of the mailing of the Company's proxy statement for the Annual Meeting of Stockholders for the current year.

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Audit Committee Report

The Audit Committee has reviewed and discussed with management the Company’s consolidated financial statements audited by Marcum LLP, including the balance sheets as of December 31, 2011 and 2010, and the consolidated statements of operations, cash flows and stockholders’ equity for the two fiscal years ended December 31, 2011. It also discussed with Marcum LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, including the role of the auditor, the Company’s significant accounting policies, the methodology used by management in making significant accounting estimates and the basis for the auditor’s conclusions regarding the reasonableness of those estimates, the methodology used by management in making significant adjustments in the financial statements, any disagreements with management over the application of accounting principles, the basis for management’s accounting estimates and the disclosures in the financial statements, any difficulties encountered in performing the audit, and certain other matters. Marcum LLP has provided the Committee with the written disclosures and letter required by Independent Standards Board Statement No. 1 and the Committee has discussed with Marcum LLP its independence.

Based on the review and discussions mentioned above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for 2011 for filing with the SEC.

Respectfully submitted,

The Audit Committee:
Charles Phelps, Chair
Norman Mintz
Mostafa Analoui

Code of Ethics

The Company has adopted a Code of Business Conduct and Ethics that is applicable to our directors, officers and employees and can be viewed on our website, www.virtualscopics.com, under the section entitled “Committees and Charters.”

Communications with Directors

Stockholders who wish to communicate with the Board of Directors or any individual director can write to:

VirtualScopics, Inc.

Board Administration

500 Linden Oaks

Rochester, New York 14625

The letter should indicate that the sender is a stockholder. Depending on the subject matter, management will:

- forward the letter to the director or directors to whom it is addressed,

- attempt to handle the matter directly (as where information about the Company or our stock is requested), or

- not forward the letter if it is primarily commercial in nature or relates to an improper or irrelevant topic.

A summary of all communications that were received since the last meeting and were not forwarded will be presented at each meeting of our Board of Directors along with any specific communication requested by a director.

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Director Compensation

Our Board of Directors has adopted a Non-Employee Director Compensation Plan, or Director Plan, which was approved by stockholders at our 2008 Annual Meeting. The Director Plan provides for cash compensation and awards of stock options and stock awards to each director of the Company who is not a current employee of the Company or any of its affiliated companies. The stock options and shares of common stock that may be issued pursuant to the Director Plan will be issued under the VirtualScopics, Inc., Amended and Restated 2006 Long-Term Incentive Plan, or 2006 Plan.

The Director Plan provides for compensation elements comprised of: an initial stock option grant; annual remuneration; and per meeting fees.

Initial Stock Option Grant. Each participating director is entitled to receive a one-time stock option grant covering 25,000 shares of our common stock under the 2006 Plan. The stock options generally vest in annual increments over four years beginning on the date of grant. The options are granted at the first Board meeting attended by a director, to the extent permitted at such time, or such later regular Board meeting when such grant is permitted.

Annual Option Grant. Each participating director will be eligible to receive an annual grant of stock options under the 2006 Plan. The amount of the grant will be determined by the Compensation Committee each year at or about the February Board meeting based on participant performance during the previous year. The number of options awarded on that date will be determined utilizing the Black-Scholes pricing model to determine a per share “value” divided into an amount up to $20,000.

Annual Retainer. Each participating director is entitled to receive an annual retainer in the amount of $7,500, with a $12,500 retainer for the Chairman. Payment may be taken in the form of cash or shares common stock under the 2006 Plan, at the discretion of each director. Each Participant will be asked to make an annual election at the annual stockholders meeting for the coming year. For those directors electing to fees in the form of an award of shares, the fair market value (as defined under the 2006 Plan) on the last business day of the quarter will be used to calculate the number of shares contained in the award in lieu of cash for the quarter. Each such award shall be approved by the Board of Directors. Such price, however, shall not be below any existing anti-dilution trigger price applicable to us.

Per Meeting Fees.  Participating directors will be entitled to receive the following meeting fees:

Board Meetings	$1,750
Committee Meetings	$1,000
Compensation and Audit Committee Chair/Nominating Committee Chair	$1,500/$1,250

Directors will not be paid for more than one meeting per day. In the event there are multiple meetings, payment will be made for the meeting requiring the highest fee. Meeting fees will be paid quarterly on or about the first business day following the end of a quarter for the previous quarter. Payment may be taken in the form of cash or shares of restricted stock under the 2006 Plan, at the discretion of each director. Each Participant will be asked to make an annual election at the annual stockholders meeting for the coming year. For those directors electing to fees in the form of an award of shares, the fair market value (as defined under the 2006 Plan) on the last business day of the quarter will be used to calculate the number of shares contained in the award in lieu of cash for the quarter. Each such award shall be approved by the Board of Directors. Such price, however, shall not be below any existing anti-dilution trigger price applicable to us.

Term, Amendment and Termination. The Director Plan expires on February 26, 2018. The Board may terminate or suspend the Plan at any time, without stockholder approval. The Board may amend the Plan at any time and for any reason without stockholder approval; provided, however, that the Board may condition any amendment on the approval of stockholders of the Company if such approval is necessary or deemed advisable with respect to tax, securities or other applicable laws, policies or regulations.

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The following table presents compensation earned by each nonemployee member of our Board of Directors for 2011.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings	All Other Compens- ation ($)		Total ($)
(a)	(b)	(c) (1)	(d) (2) (3)	(e)	(f)	(g)		(h)
Robert Klimasewski	11,618	$7,368	$15,000	-	-	$10,967	(4)	$44,953

Sidney Knafel(6)	-	$16,250	$15,000	-	-	-		$31,250

Jeffrey Markin(5)	-	-	-	-	-	-		-

Norman Mintz	10,750	$6,000	$15,000		-	-		$31,750

Charles Phelps	$18,000	$-	$15,000	-	-	-		$33,000

Terence Walts	$17,750	$-	$15,000	-	-	-		$32,750

Mostafa Analoui	$8,250	$7,000	$15,000	-	-	-		$30,250

Daniel Kerpelman	$17,250	$-	$15,000	-	-	-		$32,250

David Rubin(7)	$-	$-	$-	-	-	-		$-

(1)	Under the Non-Employee Director Compensation Plan, directors may elect to receive the annual retainer of $7,500, $12,500 for the Chairman, and per meeting fees in the form of cash or our restricted stock under the 2006 Long Term Incentive Plan. Certain non-employee directors have elected to receive such fees earned in 2011 in restricted stock units. The number of shares to the non-employee directors during 2011, for services rendered during 2011, under the Director Plan is as follows: Mr. Klimasewski, 3,734 shares; Mr. Knafel, 13,339 shares; Mr. Analoui, 6,575 shares and Mr. Mintz, 3,073 shares.
(2)	The option award value represents the full grant date fair value. Per SEC rules, the amount excludes forfeitures for service-based vesting conditions.
(3)	Includes options granted under the Non-Employee Director Compensation Plan, outstanding at fiscal year end, to acquire the following number of shares: Mr. Klimasewski, 61,524 shares; Mr. Knafel, 85,014 shares; Mr. Mintz, 71,587 shares; Mr. Phelps, 92,093 shares; Mr. Kerpelman, 61,570; Mr. Analoui, 61,570 and, Mr. Walts, 82,093 shares. The shares underlying the option grants are authorized and reserved for issuance under the 2006 Plan. Mr. Klimasewski’s also had outstanding options to purchase 350,000 shares of common stock granted in November 2005 during his employment as the Company’s Chief Executive Officer. He retired in August 2006.
(4)	As former CEO, Mr. Klimasewski is entitled to participate with standard employee medical, dental, group life and disability coverage. These amounts are the total premiums paid by the Company for such standard coverage.
(5)	During 2011 Mr. Markin was an employee and did not receive compensation for his services as a director and is not a member of any committee of the Board of Directors of the Company. Information regarding compensation for Mr. Markin’s services as a named executive officer for the fiscal year ended December 31, 2011 can be found in the Summary Compensation Table herein.
(6)	Mr. Knafel will not stand for reelection at the Annual Meeting.
(7)	Dr. Rubin has served as a director since April 3, 2012. He was elected exclusively by holders of outstanding Series C Preferred Stock

Security Ownership of Certain Beneficial Owners and Management

The following tables set forth certain information regarding the beneficial ownership of VirtualScopics’ common stock by (i) each person who is known by VirtualScopics to own of record or beneficially more than 5% of the outstanding common stock, (ii) each of VirtualScopics’ directors, nominees and named executive officers, and (iii) all directors and named executive officers of VirtualScopics as a group. The first two columns of the table set forth beneficial ownership information for such persons as of April 5, 2012.

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Common Stock

	Number of Common Shares Beneficially Owned (1)	Percentage of Common Shares Beneficially Owned(2)
5% or greater stockholders
University of Rochester (3)	3,055,908	9.0%
Loeb Investors Company (4)	4,920,306	14.5%
Merck Global Health Innovation Fund, LLC(5)	1,960,784	5.5%

Directors and Executive Officers
Robert Klimasewski (4)(6)(7)	1,048,526	3.0%
Molly Henderson (6)	780,579	2.2%
Sidney Knafel (4)(6)(7)	1,249,158	3.5%
Terence Walts (6)	129,487	*
Charles Phelps (6)(8)	100,616	*
Jeffrey Markin (6)	1,624,659	4.6%
Norman Mintz (4)(6)	109,929	*
Mostafa Analoui (6)	164,798	*
Dan Kerpelman (6)	53,248	*
David Rubin (9)	0	*

Directors & Executive Officers as a group (11 persons)	5,261,000	15.5%

*	Less than 1% of the outstanding shares of common stock.

(1)	Includes options, warrants, convertible stock, and similar rights to purchase shares of VirtualScopics common stock that are exercisable within sixty (60) days of April 5, 2012.
(2)	The calculations in these columns are based upon 34,005,244 shares of common stock outstanding on April 5, 2012, plus the number of shares of common stock subject to outstanding options, warrants and convertible stock held by the person with respect to whom the percentage is reported on such date. The shares of common stock underlying such options, warrants, convertible stock and similar rights, are deemed outstanding for purposes of computing the percentage of the person holding such options but are not deemed outstanding for the purpose of computing the percentage of any other person. The calculations also assume the convertibility of all shares of preferred stock into 830.36 shares of common stock per share.
(3)	Based solely on a Schedule 13D/A filed by the University of Rochester, February 1, 2012, the University of Rochester has sole voting and disposition power over the shares, and 357,075 shares of common stock which were purchased upon the exercise of an outstanding warrant on April 5, 2012. The address of the University of Rochester, 601 Elmwood Avenue, Admin Bldg. 263, Rochester, NY 14626.
(4)	Messrs. Klimasewski, Knafel and Mintz are limited partners in Loeb Investors Company 147, LP, and disclaim any beneficial ownership of such shares. The address for Loeb Investors Company 147, LP is 61 Broadway, Suite 2400, New York, NY 10006. Mr. Knafel will not stand for reelection at the Annual Meeting.
(5)	Based solely on a Schedule 13D filed by Merck Global Health Innovation Fund, LLC filed April __, 2012. Represents the voting power of 2,491,073 shares of common stock that may be acquired, beginning on the trading day following the effective date of the shareholder vote at the Annual Meeting, upon the conversion of Series C-1 Preferred Stock currently owned by Merck Global Health Innovation Fund, LLC. Does not include the voting power of 2,491,073 shares of common stock that may be acquired upon the conversion of Series C-2 Preferred Stock, which Merck Global Health Innovation Fund, LLC may elect to, or be required to, purchase prior to April 3, 2013 pursuant to the Series C Financing. The address for Merck Global Health Innovation Fund, LLC is One Merck Drive, Whitehouse Station, New Jersey 08889-0100. The information set forth in the table excludes 1,361,316 shares of common stock issuable upon the exercise of the Initial Warrant (as defined below), which is not exercisable until September 30, 2012.

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(6)	Presently reported ownership includes 774,140, 398,452, 67,942, 1,494,652, 38,248, 75,021, 38,248, 54,515, and 75,021 shares issuable under options exercisable within 60 days of April 5, 2012 held by Ms. Henderson and Messrs. Klimasewski, Knafel, Markin, Kerpelman, Walts, Analoui, Mintz and Phelps, respectively. Mr. Walts’ reported ownership before the financing also includes 41,518 shares issuable upon conversion of Series A Preferred Stock. The address of each is c/o VirtualScopics, Inc., 500 Linden Oaks, Rochester, NY, 14625. Mr. Knafel will not stand for reelection at the Annual Meeting.
(7)	Mr. Knafel’s reported ownership includes 435,091 common shares, 415,178 shares issuable upon conversion of the Series B Preferred and 249,107 shares issuable upon the exercise of warrants, each through SRK Management Co. Mr. Klimasewski’s reported ownership includes 458,776 common shares, 83,035 shares issuable upon conversion of the Series B Preferred and 49,821 shares issuable upon the exercise of warrants. Mr. Knafel will not stand for reelection at the Annual Meeting.
(8)	Mr. Phelps was the Provost of the University of Rochester. Mr. Phelps disclaims any beneficial ownership of the shares owned by the University of Rochester.
(9)	Dr. Rubin has served as a director since April 3, 2012. Does not include securities held by Merck Global Health Innovation Fund, LLC, of which he is an investment principal. Dr. Rubin disclaims any beneficial ownership of the shares held by Merck Global Health Innovation Fund, LLC.

Preferred Stock

	Number of Preferred Shares Beneficially Owned (1)	Percentage of Preferred Shares Beneficially Owned (2)
5% or greater stockholders
Philip J. Hempleman (3)(4)	1,500	25.9%
SRK Management Co. (5)(6)	500	8.6%
Merck Global Health Innovation Fund, LLC(7)	6,000	68.3%

(1)	Includes all shares of Series A Preferred Stock, Series B Preferred Stock and Series C-1 Preferred Stock held. There are currently no options, warrants, convertible stock, or similar rights to purchase shares of Series A Preferred Stock, Series B Preferred Stock or Series C-1 Preferred Stock. Each share of Series A Preferred Stock, Series B Preferred Stock and Series C-1 Preferred Stock is convertible into 830.36 shares of common stock.
(2)	The calculation in this column is based upon 2,190 shares of Series A Preferred Stock, 600 shares of Series B Preferred Stock and 3,000 shares of Series C-1 Preferred Stock outstanding on April 5, 2012. There are currently no options, warrants, convertible stock, or similar rights to purchase shares of Series A Preferred Stock, Series B Preferred Stock or Series C-1 Preferred Stock.
(3)	Shares owned by Mr. Philip J. Hempleman and the 1998 Hempleman Family Trust, each having an address of Two Dublin Hill Drive, Greenwich, CT 06830.
(4)	Shares indicated represent Series A Preferred Stock.
(5)	Shares indicated represent Series B Preferred Stock.
(6)	The address of SRK Management Co. is 810 Seventh Avenue, 41st Floor, New York, New York 10019.
(7)	Shares indicated represent Series C-1 Preferred Stock currently owned by Merck Global Health Innovation Fund, LLC, and Series C-2 Preferred Stock, which Merck Global Health Innovation Fund, LLC may elect to, or be required to, purchase prior to April 3, 2013 pursuant to the Series C Financing. The address of Merck Global Health Innovation Fund, LLC is One Merck Drive, Whitehouse Station, New Jersey 08889-0100.

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Section 16(a) Beneficial Ownership Reporting Compliance

Based solely upon a review of Forms 3, 4 and 5, and amendments thereto, furnished to the Company pursuant to Rule 16a-3(d) during the year ended December 31, 2011, no person, who at any time during the year was a director, executive officer or beneficial owner of more than 10% of any class of our common stock, failed to file on a timely basis reports required by Section 16(a) of the Exchange Act.

Information About Executive Officers

In addition to Mr. Markin, VirtualScopics’ other executive officer is Molly Henderson, Chief Business and Financial Officer, Senior Vice President.

Molly Henderson, age 41, has served Chief Business and Financial Officer, Senior Vice President of VirtualScopics since May 2008 and Chief Financial Officer since May 2003. Ms. Henderson’s primary functions at VirtualScopics include providing strategic direction and overseeing all strategic, contractual, legal, intellectual property, business and financial related matters, as well as ensuring compliance with financial and SEC reporting requirements. Additionally, Ms. Henderson is responsible for the Company’s investor relations and prepares and coordinates all of VirtualScopics external communications, including press announcements. Ms. Henderson routinely visits New York City and other key cities throughout the US conducting road shows as well as frequent presentations of the Company and its technology at key life science investor conferences. During her tenure at VirtualScopics, Ms. Henderson has been directly responsible for raising over $23 million in equity funding, taking the company public through a reverse merger in 2005, and achieving its listing on Nasdaq.

Earlier in her career, Ms. Henderson served as the Corporate Controller of Ultralife, Inc., (NasdaqNM: ULBI) a publicly-held provider of high performance lithium battery solutions. Prior to Ultralife, Ms. Henderson was a Manager in the audit division of PricewaterhouseCoopers LLP. Ms. Henderson received her M.B.A. and B.S. degrees from the State University of New York at Buffalo.

Executive Compensation

Summary Compensation Table

The following table discloses compensation received by our principal executive officer, and our other executive officer, the chief financial officer, (the “named executive officers”) for 2011 and 2010.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)		All Other Compensation ($)		Total ($)

Jeffrey Markin,	2011	$296,189	$78,390	-	$54,541	(1)(2)	$21,043	(3)	$450,163
President and Chief Executive Officer	2010	$288,000	$69,206	-	$345,009	(1)(2)	$20,155	(3)	$722,370
Molly Henderson	2011	$211,962	$40,015	-	$226,223	(1)(2)	$10,061	(3)	$488,261
Chief Business and Financial Officer, Sr. Vice President	2010	$206,000	$36,301	-	$227,566	(1)(2)	$9,871	(3)	$479,738

(1)   On March 2, 2011, Mr. Markin and Ms. Henderson were granted stock options under the 2006 Plan to purchase 56,909 and 236,044 shares, respectively, of our common stock at $1.99 per share. On January 26, 2010, Mr. Markin and Ms. Henderson were granted stock options under the 2006 Plan to purchase 642,100 and 188,237 shares, respectively, of our common stock at $0.94 per share. On March 11, 2010, Ms. Henderson was granted stock options under the 2006 Plan to purchase 190,458 shares of our common stock at $1.18 per share.

(2)   The option award amounts represent the Black Scholes value of the stock options at the date of grant. Per SEC rules, the amount excludes forfeitures for service-based vesting conditions.

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(3)   The Company allows for the named executive officers to participate with standard employee medical, dental, group life, disability coverage and the Company’s 401(k) match program. These amounts are the total premiums paid by the Company for such standard coverage.

401(k) and Profit-Sharing.

The Company maintains a 401(k) plan for all eligible employees. The 401(k) plan provides a match to employee contributions. The Company's match is 50% of the first 6% of eligible compensation an employee contributes to the plan.  All named executive officers are eligible for this plan up to the IRS wage or contribution limits.

Health and Welfare Benefits

Eligible employees, including our named executive officers, may participate in our health and welfare benefit programs, including medical, dental, and group disability and life insurance

Employment Agreements

On February 27, 2009, the Company entered into employment agreements with Mr. Jeffrey Markin, the president and chief executive officer of the Company, and Ms. Molly Henderson, the chief business and financial officer of the Company. The employment agreements superseded any existing employment agreements between the Company and each of the aforementioned executive officers, but provides for the continuation of the executives' existing agreements with the Company addressing confidentiality, non-competition, and restrictive covenants.

The agreements provide for an employment term at-will and provide the automatic renewal for successive one year terms so long as the executive remains employed with the Company. Both Ms. Henderson and Mr. Markin will receive six months of continued salary and benefits if either is terminated without cause.  In the event there is a change of control of the Company, each named executive is entitled to receive twelve months salary if a comparable position is not offered.

Bonus Plans

During 2011, the Compensation Committee administered bonuses to our executive officers under the 2010 Bonus Plan. The 2010 Bonus Plan covers all employees of the company including the Chief Executive Officer and the Chief Business and Financial Officer.  The 2010 Bonus Plan provided performance criteria based upon certain financial and operational targets for the 2010 fiscal year. If our performance meets or exceeds the stated targets in the Plan, the participating employees may receive cash incentive bonus payments equal to a percentage of an employee’s eligible base pay, and amounts may be further adjusted for individual performance. With respect to the Chief Executive Officer, the bonus percentage range is 0% to 40% of eligible base pay (on target is 30%), and for the Chief Business and Financial Officer, the bonus percentage range is 0% to 30% (on target is 22%). For management employees, the bonus percentage range is 0% to 10% of eligible base pay (on target is 8%). The Chief Executive Officer is not eligible for a bonus unless the Company meets an initial threshold for financial performance. Employees other than the Chief Executive Officer may receive a discretionary bonus if our performance results do not meet the threshold. The Committee may adjust the bonus amounts on a discretionary basis for individual performance, and for results above the maximum thresholds.

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Outstanding Equity Awards at Fiscal Year-End

The following table provides information on outstanding equity awards made to our named executive officers that were outstanding at December 31, 2011.

	Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date
Jeffrey Markin,	100,000	-	(3)	$1.20	11/14/2017
President and Chief Executive Officer	375,000	125,000	(2)	$1.01	2/26/2018
	206,250	206,250	(2)	$0.90	2/24/2019
	250,000	-	(3)	$1.20	4/28/2016
	160,525	481,575	(2)	$0.94	1/26/2020
	-	56,909	(1)	$1.99	3/2/2021
Molly Henderson	10,000	-	(1)	$1.81	9/30/2012
Chief Business and	2,750	-	(3)	$1.20	2/14/2013
Financial Officer, Senior	67,250	-	(3)	$1.20	10/30/2013
Vice President	12,500	-	(3)	$1.20	12/31/2013
	114,843	-	(3)	$1.20	9/9/2015
	25,000	-	(2)	$1.20	11/14/2017
	37,500	12,500	(2)	$1.01	2/26/2018
	75,000	25,000	(2)	$0.69	5/8/2018
	143,438	47,831	(2)	$0.90	2/24/2019
	94,119	94,119	(2)(2)	$0.94	1/26/2020
	95,229	190,458	(2)	$1.18	3/11/2020
	59,011	177,033	(2)	$1.99	3/2/2021
	-	50,000		$1.13	1/27/2022

(1) These options have a ten year expiration and vest in three annual increments beginning on the date of grant.

(2) These options have a ten year expiration and vest in four annual increments beginning on the date of grant.

(3) These options were exchanged in a 1 for 2 stock option exchange on November 4, 2009. Under the terms of the stock option exchange, the expiration date did not change and one year was added to the vesting schedule for each grant, all other terms and conditions remained the same as those when originally granted.

PROPOSAL 2 - INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Subject to stockholder ratification, our Audit Committee has appointed Marcum LLP, to serve as our Independent Registered Public Accounting Firm for the year ending December 31, 2012. Selection of our Independent Registered Public Accounting Firm is not required to be submitted to a vote of the stockholders. However, we are submitting this matter to the stockholders as a matter of good corporate governance. Even if the appointment is ratified, the Audit Committee may, in its discretion, appoint different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders. Approval of the proposal to ratify the appointment of Marcum LLP requires the approval of a majority of the shares present in person or represented by proxy and entitled to vote on the subject matter at the Annual Meeting.

Representatives of Marcum LLP are expected to be present at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

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THE BOARD RECOMMENDS A VOTE “FOR” PROPOSAL 2.

Fees for Audit and Other Services

The following table shows the fees billed or expected to be billed to us for the audit and other services provided by Marcum LLP for 2011 and 2010:

	2011	2010
Audit Fees	$142,178	$130,299
Audit Related Fees	-	10,000
Total Audit and Audit Related Fees	142,178	140,299

Tax Fees	-	-

Total Fees	$142,178	$140,299

Audit Fees. This category includes the audit of our consolidated financial statements, and reviews of the financial statements included in our Quarterly Reports on Form 10-Q. This category also includes the review of interim financial statements, SEC registration statements and comfort letters.

Audit Related Fees. The services for fees under this category include other accounting advice.

Tax Fees. These fees relate to the preparation and review of tax returns, tax planning and tax advisory services.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee administers our engagement of Marcum LLP and pre-approves all audit and permissible non-audit services on a case-by-case basis. In approving non-audit services, the Audit Committee considers whether the engagement could compromise the independence of Marcum LLP, and whether for reasons of efficiency or convenience it is in our best interest to engage its independent auditor to perform the services. The Audit Committee has determined that performance by Marcum LLP of the non-audit services listed above did not affect their independence.

Prior to engagement, the Audit Committee pre-approves all independent auditor services. During the year, circumstances may arise when it may become necessary to engage the independent auditor for additional services not contemplated in the original pre-approval categories. In those instances, the Audit Committee requires that those services be submitted to the Audit Committee for specific pre-approval before the Company can engage for them. The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated reports any pre-approval decisions to the Audit Committee at its next scheduled meeting.

PROPOSAL 3 - APPROVAL OF ISSUANCE OF COMMON STOCK ISSUABLE UPON FULL CONVERSION OF SERIES C PREFERRED STOCK AND ANY DIVIDENDS THEREON, FULL EXERCISE OF SERIES C WARRANTS AND FOR PAYMENT OF DIVIDENDS ON SERIES C PREFERRED STOCK, OR OTHERWISE ISSUABLE PURSUANT TO THE SERIES C FINANCING, IN ACCORDANCE WITH THE APPLICABLE NASDAQ LISTING RULES.

Description of the Financing

On April 3, 2012, we entered into a Series C Preferred Stock and Warrant Purchase Agreement (the “Purchase Agreement”) with Merck Global Health Innovation Fund, LLC, a Delaware limited liability company (“GHI”). Under the Purchase Agreement, we agreed to sell to GHI up to 3,000 shares of our Series C-1 Convertible Preferred Stock, par value $0.001 per share (which we sometimes refer to as the “Series C-1 Preferred”), up to 3,000 shares of Series C-2 Convertible Preferred Stock, par value $0.001 per share (which we sometimes refer to as the “Series C-2 Preferred” and with the Series C-1 Preferred, the “Series C Preferred Stock”) and warrants to purchase up to 2,722,632 shares of our common stock at an exercise price of $1.2043 per share (which we sometimes refer to as the “Series C Warrants”) for a purchase price of $6,000,000. The initial closing under the Purchase Agreement took place on April 3, 2012 at which we sold to GHI 3,000 shares of Series C-1 Preferred and Series C Warrants (which we sometimes refer to as the “Initial Warrant”) which are exercisable to purchase 1,361,316 shares of common stock, for a purchase price of $3,000,000.

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The second closing will take place within one year of the initial closing and will provide for the sale of the Series C-2 Preferred and other half of the Series C Warrants (which we sometimes refer to as the “Milestone Warrant”). The second closing is subject to customary closing conditions and VirtualScopics meeting the following milestones in connection with our efforts to expand our quantitative imaging technology into new markets, including personalized medicine:

1) FDA clearance on our dynamic contrast enhanced magnetic resonance imaging (“DCE-MRI”) application for measuring blood flow and metabolic activity;

2) development of independent/standalone software platform to ‘house’ applications for the quantitative imaging center;

3) design of DCE-MRI validation trial in support of obtaining reimbursement/broader proof of utility;

4) signed agreement, or similar arrangement with academic site to run DCE-MRI validation trial;

5) design of volumetric tumor validation trial in support of obtaining broader proof of utility; and

6) hiring senior marketing executive, who will be head of marketing and product management for the quantitative imaging center, and development of a marketing plan.

In the event the milestones are not achieved, GHI may within 1 year of the initial closing elect to purchase the Series C-2 Preferred and the Milestone Warrant, subject to customary closing conditions. We sometimes refer to the transaction described in this paragraph as the “financing” or the "Series C Financing."

We entered into the financing for a variety of reasons. Our management reviewed our short-term and long-term capital requirements, including projected costs, and determined that additional capital was necessary for us to develop our quantitative imaging center for application in other markets. After evaluation of several alternatives, our management determined that the financing, as described in this proxy statement, was the best available alternative and provided the necessary capital to pursue our short-term and long-term goals.

We received net proceeds of approximately $__ million upon the closing of the issuance and sale of the Series C-1 Preferred, after deducting expenses of the financing. We plan to use the proceeds from the financing for working capital purposes, including establishing our IT and software platform supporting the quantitative imaging center, as well as the validation of the DCE-MRI application and marketing.

The securities issued were issued to GHI in a private placement exempt from the registration requirements of the Securities Act of 1933, as amended, and may not be resold absent registration under the Securities Act or an exemption therefrom.

In connection with the financing, we filed a Certificate of Designation of Rights and Preferences of the Series C-1 Preferred Stock and Series C-2 Preferred Stock with the Secretary of State of the State of Delaware, to designate and establish the shares of Series C-1 Preferred and Series C-2 Preferred.

The Series C-1 Preferred and Initial Warrant are initially exercisable for 3,852,389 shares of our common stock, and the Series C-2 Preferred and Milestone Warrant, if issued, will be initially exercisable for 3,852,389 shares of our common stock. This issuance of the Series C-1 Preferred and the Initial Warrant, and the Series C-2 Preferred and Milestone Warrant, if issued, in the financing will cause dilution of our existing stockholders.

Under the terms of the Series C Financing, we have agreed to seek stockholder approval authorizing, in connection with the financing, the issuance of shares of common stock in excess of 5,874,137 shares, which is as of February 29, 2012, 19.99% of the common stock outstanding before the Series C Financing (the "Issuable Maximum"). We are not obligated to issue common stock pursuant to the financing transaction documents in excess of the Issuable Maximum unless and until our stockholders approve such issuances. The Series C-1 Preferred Stock is not convertible until the trading day following the effective date of the stockholder vote at the Annual Meeting. In addition, the Series C Warrants are not exercisable until September 30, 2012. The initial conversion price of the Series C-1 Preferred Stock is subject to adjustment in the event we issue shares of common stock at a price below the conversion price in effect at that time, subject to customary carve-outs for preexisting securities obligations. This adjustment provision will not operate, however, to permit us to issue shares in excess of the Issuable Maximum. Pending stockholder approval, we may not issue shares in a transaction at a price that would otherwise trigger this anti-dilution protection.

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Description of the Series C-1 Preferred, Series C-2 Preferred, Initial Warrant and Milestone Warrant

The material terms and provisions of the Series C-1 Preferred, Series C-2 Preferred, Initial Warrant and Milestone Warrant are summarized below to provide you with basic information concerning the financing. However, this summary is not a complete description of the Series C-1 Preferred, Series C-2 Preferred, Initial Warrant and Milestone Warrant. For the complete terms of the Series C-1 Preferred, Series C-2 Preferred, Initial Warrant and Milestone Warrant, you should refer to the Certificate of Designation of Rights and Preferences of the Series C-1 Preferred Stock and Series C-2 Preferred Stock of VirtualScopics, Inc. and Form of Series C Warrant, which were filed as Exhibit Nos. 3.1 and 4.1 to our Current Report on Form 8-K filed with the SEC on April 4, 2012.

Series C Preferred Stock

Conversion. Each share of Series C Preferred Stock is convertible, at the holder’s election, into shares of our common stock at the conversion rate, which is equal to (i) the sum of the aggregate stated value of each share (initially $1,000) plus, if consented to by us, all accrued and unpaid dividends, divided by (ii) the conversion price (initially $1.2043). The right to convert is subject to the limitation that, without stockholder approval, we may not issue any shares of our common stock upon conversion of Series C Preferred Stock or in the payment of dividends if the issuance would cause us to exceed the aggregate number of shares of common stock that we may issue (A) upon conversion of all of the Series C-1 Preferred and Series C-2 Preferred issued in the Series C Financing, together with any conversion of accrued but unpaid dividends, (B) upon exercise of all of the warrants issued in the Series C Financing and (C) pursuant to any dividends paid on the Series C-1 Preferred and Series C-2 Preferred, without breaching our obligations under the rules and regulations of the Nasdaq Capital Market (the "Exchange Cap"). In addition, we may not issue to any holder of Series C-1 Preferred any shares of our common stock upon conversion of the Series C-1 Preferred or in payment of dividends that result in the holder or its affiliates beneficially owning more than 19.9% of the outstanding shares of our common stock immediately after such issuance or control in excess of 19.9% of the total voting power of holders of our common stock outstanding immediately after such issuance, unless and until we obtain stockholder approval. The Series C-1 Preferred, using the initial conversion price of the Series C-1 Preferred, would be convertible into 2,491,073 shares of our common stock. The initial conversion price is subject to adjustment in the event of certain corporate transactions, including but not limited to certain issuances of common stock at a price below the conversion price of the Series C-1 Preferred in effect at that time, stock splits and combinations, certain dividends and distributions, and mergers and reorganizations.

As noted above, we are not obligated to issue common stock upon conversion (or in payment of dividends) of the Series C Preferred Stock or the exercise of Series C Warrants issued in the financing in excess of the Exchange Cap, and the shares of Series C Preferred Stock issued in the financing will not be convertible or exercisable into our common stock, until the trading day following the effective date of the stockholder vote on Proposal 3.

Liquidation Preference. In the event of any liquidation, dissolution or winding-up of VirtualScopics, each share of Series C Preferred Stock will have a liquidation preference equal to the initial stated value of each share ($1,000), plus any accrued and unpaid dividends, and will be paid senior to that of our common stock and our Series A Convertible Preferred Stock and Series B Convertible Preferred Stock. The Series C Preferred Stock also participates upon liquidation fully with our common stock, on an as-converted basis.

Dividends. Dividends on the shares of Series C Preferred Stock accrue on the stated value of each share (initially $1,000) at an annual rate of 4%, payable quarterly in cash if so elected each calendar year by holders of a majority of the outstanding shares of such series of Series C Preferred and if not so elected such dividends shall accrue and would be payable upon conversion or liquidation. The holders of a majority of the outstanding Series C Preferred may also request dividend payments in shares of our common stock based on the market price of our common stock but not less than $1.2043 per share without our consent. The Series C Preferred Stock also participates on dividends fully with our common stock, on as as-converted basis.

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Voting. Holders of outstanding Series C Preferred Stock are entitled to vote on all matters submitted to a vote of our common stockholders. Each share of Series C Preferred Stock will have a number of votes equal to the number of shares of our common stock into which the share is convertible at the price of $1.53 per share. As a result, holders of Series C-1 Preferred will have the number of votes equal to 1,960,784 shares of common stock. If the Series C-2 Preferred is issued in full at the second closing, the holders thereof will have the same number of votes. Except as otherwise required by law or the Certificate of Incorporation, holders of Series C-1 Preferred and Series C-2 Preferred vote with common stock as a single class. Approval by the holders of at least a majority of the then outstanding shares of Series C-1 Preferred Stock and Series C-2 Preferred Stock, in the aggregate, is required before we may take certain actions, including but not limited to:

1)	change adversely the rights given to the Series C-1 Preferred or Series C-2 Preferred;
2)	authorize another class of stock ranking senior to or otherwise pari passu with the Series C-1 Preferred or Series C-2 Preferred;
3)	amend the Certificate of Incorporation or other charter documents so as to affect adversely the Series C-1 Preferred or Series C-2 Preferred;
4)	increase the authorized number of shares of preferred stock or the existing series;
5)	decrease the dividend rate of the Series C-1 Preferred or Series C-2 Preferred;
6)	pay dividends on any other class or series of our capital stock other than the Series B Convertible Preferred Stock;
7)	redeem any shares of our capital stock with certain exceptions;
8)	amend the anti-dilution adjustment in respect of the Series C-1 Preferred or Series C-2 Preferred for subsequent equity sales;
9)	enter into any deemed liquidation event in which the holders of the Series C-1 Preferred or Series C-2 Preferred would receive less than their liquidation preference; or
10)	amend the certificates of designations for the Series A Convertible Preferred Stock or Series B Preferred Stock.

Other Rights. So long as the number of outstanding shares of Series C-1 Preferred and Series C-2 Preferred exceed, in the aggregate, a number of shares that can be converted into common stock representing more than 5% of the outstanding shares of common stock, the record holders of Series C-1 Preferred and Series C-2 Preferred, voting together as a single class, shall be entitled to elect one director.

The issuance of the Series C-1 Preferred triggers certain anti-dilution provisions of the warrants we issued in 2007 in connection with the sale of our Series B Preferred Stock (the “Series B Warrants”). As a result, the exercise price of outstanding Series B Warrants with an exercise price of $1.3849 per share will be reduced to $1.2043 per share. This portion of the Series B Warrants will be exercisable for approximately 74,173 additional shares of common stock.

The Series C Warrants to Purchase Common Stock

The Series C Warrants have a 7 year term, and the initial exercise price for each share of common stock underlying the Series C Warrants is $1.2043 per share. The Initial Warrant is exercisable for up to 1,361,316 shares of our common stock and is not exercisable until September 30, 2012. However, no holder may exercise any portion of the Initial Warrant to the extent such exercise would result in the issuance of common stock exceeding the Exchange Cap. The initial exercise price of the Series C Warrants is subject to adjustment in the event of certain corporate transactions, including but not limited to any recapitalization or reclassification of our common stock, merger, consolidation, or subdivision or combination of our common stock.

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Investor Rights Agreement

In connection with the financing described above, we entered into an Investor Rights Agreement with GHI (the “Investor Rights Agreement”). Pursuant to the Investor Rights Agreement, we granted certain registration rights to GHI, including the filing of a registration statement with the Securities and Exchange Commission covering the resale of the shares of common stock resulting from the conversion and exercise of the securities on demand. The Investor Rights Agreement also contains “piggy-back” rights for GHI. GHI will also have other rights, including but not limited to, the right to participate in any new financing by the Company on a pro rata basis, the right to approve the nomination of a director for election at the 2013 Annual Meeting of Stockholders, the right to a seat on the Company’s Corporate Governance and Nominating Committee, and board observer, information and inspection rights. A copy of the Investor Rights Agreement has been filed with our Current Report on Form 8-K dated April 3, 2012 as Exhibit 10.2.

NASDAQ Listing Rules

Our common stock is currently listed on the Nasdaq Capital Market, and therefore we are subject to the Nasdaq Listing Rules.

Under Nasdaq Listing Rule 5635(b), prior stockholder approval is required for issuances of securities that will result in a “change of control” of the issuer outstanding before the issuance (the “Nasdaq Change of Control Rule”). Nasdaq may deem a change of control to occur when, as a result of an issuance, an investor or a group would own, or have the right to acquire, 20% or more of the outstanding shares of common stock or voting power. The terms of the Series C-1 Preferred, Series C-2 Preferred, Initial Warrant and Milestone Warrant currently limit the conversion of the Series C-1 Preferred and Series C-2 Preferred and exercise of the Initial Warrant and Milestone Warrant if such conversion or exercise would exceed the Exchange Cap. Accordingly, no change of control has occurred under applicable Nasdaq Listing Rules. However, if GHI acquires the Series C-2 Preferred and the Milestone Warrant, or by operation of conversion price adjustment provisions in the event of certain corporate transactions, then the full conversion and exercise rights of GHI would entitle GHI to acquire 20% or more of our outstanding Common Stock and, if the conversion and exercise rights were not otherwise limited as described above, could constitute a "change of control" under the Nasdaq Change of Control Rule thereby requiring stockholder approval.

Under Nasdaq Listing Rule 5635(d)(2), prior stockholder approval is also required for the issuance, other than in a public offering, of securities convertible into common stock at a price less than the greater of book or market value if the securities are convertible into 20% or more of an issuer’s common stock and for the issuance of shares carrying 20% or more of an issuer’s voting power (the “Nasdaq Private Placement Rule”). The terms of the Series C-1 Preferred, Series C-2 Preferred, Initial Warrant and Milestone Warrant currently limit the conversion of the Series C-1 Preferred and Series C-2 Preferred and exercise of the Initial Warrant and Milestone Warrant if such conversion or exercise would exceed the Exchange Cap. However, if GHI acquires the Series C-2 Preferred and the Milestone Warrant, or by operation of conversion price adjustment provisions in the event of certain corporate transactions, then the full conversion and exercise rights of GHI would entitle GHI to acquire 20% or more of our outstanding Common Stock and 20% or more of our voting power at a price less than the greater of book or market value and, if the conversion and exercise rights were not otherwise limited as described above, require stockholder approval under the Nasdaq Private Placement Rule.

Consequences of Failure to Receive Stockholder Approval

In the Purchase Agreement, we agreed with GHI to prepare a proxy or information statement, submit the proxy or information statement to the SEC and mail it to our stockholders, as soon as practicable, for the purpose of obtaining stockholder approval in accordance with applicable Nasdaq Listing Rules of the issuance of all shares of common stock issuable upon conversion of the Series C-1 Preferred and Series C-2 Preferred and exercise of the Initial Warrant and Milestone Warrant and any other shares of common stock issuable pursuant to the Series C Financing in excess of the Issuable Maximum. In the event that we do not obtain stockholder approval by the earlier of the date that is 45 days after the date the SEC notifies us that it has no further comments on the proxy or information statement or July 31, 2012, we agreed to include a proposal seeking stockholder approval at a meeting of our stockholders no less than once annually until approval is obtained. Absent the prior written consent of GHI, prior to the stockholder approval under the Nasdaq Listing Rules, the Company may not issue any securities which would have resulted in an adjustment to the Series C Preferred Stock conversion price if the Exchange Cap had not then been in effect.

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Vote Required

We are seeking your approval of this Proposal 3 in order to satisfy the stockholder approval requirements of the Nasdaq Change of Control Rule and Nasdaq Private Placement Rule with respect to the issuance of the Series C-1 Preferred, Series C-2 Preferred, Initial Warrant and Milestone Warrant and the conversion of the Series C-1 Preferred and Series C-2 Preferred and exercise of the Initial Warrant and Milestone Warrant and any other shares of common stock issuable pursuant to the Series C Financing . The vote of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter will be necessary to approve Proposal 3. Please note that the votes of holders of our Series C-1 Preferred or any shares of Common Stock received upon exercise of the Initial Warrant issued to them (to the extent that any warrants are exercised prior to the Record Date, if permitted by the terms thereof) will not be counted for purposes of the vote on Proposal 3

Board Recommendation

Our Board of Directors has determined that the terms of the financing, including the Purchase Agreement, Series C-1 Preferred, Series C-2 Preferred, Initial Warrant and Milestone Warrant, are in the best interests of the Company. The Board therefore recommends that stockholders approve this Proposal 3.

THE BOARD RECOMMENDS A VOTE “FOR” PROPOSAL 3.

PROPOSAL 4 - APPROVAL OF AMENDED AND RESTATED CERTIFICATE OF DESIGNATIONS, POWERS, PREFERENCES AND OTHER RIGHTS AND QUALIFICATIONS OF SERIES A CONVERTIBLE PREFERRED STOCK

Proposed Amendment

As part of the financing, we agreed to present at the Annual Meeting amendments to the Certificate of Designations for our Series A Convertible Preferred Stock. Therefore, our Board of Directors is also requesting that the holders of our Series A Convertible Preferred Stock approve the amendment of the Company's current Certificate of Incorporation, as amended (the "Certificate of Incorporation"), by filing an amended and restated Series A Certificate of Designations (the "Series A Amendment") implementing the financing. The Series A Amendment, if approved, would (among other things):

•	eliminate the right of the holders of Series A Convertible Preferred Stock to approve securities that rank senior to or on parity with the Series A Convertible Preferred Stock;
•	clarify that class approval rights of the Series A Convertible Preferred Stock do not extend to a sale of the Company or similar change in control event;
•	eliminate anti-dilution adjustments for new shares issued at a price less than the conversion price of the Series C Preferred Stock ($1.2043 per share); and
•	confirm the senior nature of the Series C Preferred Stock and conform to the other rights of the Series C Preferred Stock.

If Proposal 4 is approved by our stockholders, we intend to submit the Series A Amendment to the Secretary of State of the State of Delaware (the "Secretary of State") for filing as soon as reasonably practicable after receiving stockholder approval. The Series A Amendment will be effective immediately upon acceptance of filing by the Secretary of State. We reserve the right to abandon or delay the filing of the Series A Amendment even if it is approved by our stockholders.

This description of the Series A Amendment should be read in conjunction with, and is qualified in its entirety by, the full text of the Series A Amendment, which is attached to this Proxy Statement as Exhibit A.

Voting by Series A Preferred Stockholders

Although common stockholders are being asked to consider an amendment to the Series A Certificate of Designation, holders of Series A Convertible Preferred Stock vote as a separate class with respect to this Proposal 4. The holders of a majority of our outstanding shares of Series A Convertible Preferred Stock, Philip J. Hempleman, the 1998 Hempleman Family Trust and Kirk Balzer, who own approximately 73% of our Series A Convertible Preferred Stock, have entered into a voting agreement with us to vote their shares of Series A Convertible Preferred Stock entitled to vote at the annual meeting in favor of Proposal 4. A copy of the Voting Agreement was filed as Exhibit No. 10.5 to our Current Report on Form 8-K filed with the SEC on April 4, 2012. The holders of Series C-1 Preferred have provided their written consent to this amendment. Accordingly, if our common stockholders approve this proposal, then we will have a sufficient number of votes to effect an amendment to the Series A Certificate of Designation in the manner described in this proxy statement.

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Vote Required.

The vote of a majority of our outstanding voting shares along with the separate class votes of a majority of our outstanding Series A Preferred Stock and Series C-1 Preferred Stock voting as separate classes is required for the approval of Proposal 4.

Board Recommendation.

Our Board of Directors has determined that the terms of the financing, including the Purchase Agreement, Series C-1 Preferred, Series C-2 Preferred, Initial Warrant, Milestone Warrant and Series A Amendment, are in the best interests of the Company. The Board therefore recommends that stockholders approve this Proposal 4.

THE BOARD RECOMMENDS A VOTE “FOR” PROPOSAL 4.

PROPOSAL 5 - APPROVAL OF AMENDED AND RESTATED CERTIFICATE OF DESIGNATION OF RIGHTS AND PREFERENCES OF THE SERIES B PREFERRED STOCK

Proposed Amendment

As part of the financing, we agreed to present at the Annual Meeting amendments to the Certificate of Designations for our Series B Convertible Preferred Stock. Therefore, our Board of Directors is also requesting that the holders of our Series B Convertible Preferred Stock approve the amendment of the Company's Certificate of Incorporation by filing an amended and restated Series B Certificate of Designations (the "Series B Amendment") implementing the financing. The Series B Amendment, if approved, would (among other things):

•	eliminate the right of the holders of Series B Convertible Preferred Stock to approve securities that rank senior to or pari passu with the Series B Convertible Preferred Stock;
•	clarify that class approval rights of the Series B Convertible Preferred Stock do not extend to a sale of the Company or similar change in control event;
•	provide for payment or accrual of dividends based on the Company’s satisfaction of its obligations to holders of Series C Preferred;
•	eliminate anti-dilution adjustments for new shares issued at a price less than the conversion price of the Series C-1 Preferred Stock and Series C-2 Preferred Stock ($1.2043 per share);
•	confirm the senior nature of the Series C Preferred Stock and conform to the other rights of the Series C-1 Preferred Stock and Series C-2 Preferred Stock; and
•	eliminate redemption rights for the Series B Convertible Preferred Stock.

If Proposal 5 is approved by our stockholders, we intend to submit the Series B Amendment to the Secretary of State for filing as soon as reasonably practicable after receiving stockholder approval. The Series B Amendment will be effective immediately upon acceptance of filing by the Secretary of State. We reserve the right to abandon or delay the filing of the Series B Amendment even if it is approved by our stockholders.

The description of the Series B Amendment should be read in conjunction with, and is qualified in its entirety by, the full text of the Series B Amendment, attached to this Proxy Statement as Exhibit B.

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Voting by Series B Preferred Stockholders

Although common stockholders are being asked to consider an amendment to the Series B Certificate of Designation, holders of Series B Convertible Preferred Stock vote as a separate class with respect to Proposal 5. The holders of all of our outstanding shares of Series B Convertible Preferred Stock, our Chairman Robert Klimasewski and SRK Management, controlled by director Sidney R. Knafel, have each entered into a voting agreement with us to vote their shares of Series B Convertible Preferred Stock entitled to vote at the annual meeting in favor of Proposal 5. Copies of the Voting Agreements were filed as Exhibit Nos. 10.3 and 10.4 to our Current Report on Form 8-K filed with the SEC on April 4, 2012. The holders of Series C-1 Preferred have provided their written consent to this amendment. Accordingly, if our common stockholders approve this proposal, then we will have a sufficient number of votes to effect an amendment to the Series B Certificate of Designation in the manner described in this proxy statement.

Vote Required

The vote of a majority of our outstanding voting shares along with the separate class votes of two-thirds of our outstanding Series B Preferred Stock and Series C-1 Preferred Stock voting as separate classes is required for the approval of Proposal 5.

Board Recommendation

Our Board of Directors has determined that the terms of the financing, including the Purchase Agreement, Series C-1 Preferred, Series C-2 Preferred, Initial Warrant, Milestone Warrant and Series B Amendment, are in the best interests of the Company. The Board therefore recommends that stockholders approve this Proposal 5.

THE BOARD RECOMMENDS A VOTE “FOR” PROPOSAL 5.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the Securities and Exchange Commission, in accordance with the Securities Exchange Act of 1934, as amended. You may read and copy our reports, proxy statements and other information filed by us at the Public Reference Room of the Securities and Exchange Commission at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information about the public reference rooms. Our reports, proxy statements and other information filed with the SEC are available to the public over the Internet at the SEC’s website at http://www.sec.gov and through a link at our website at http://www.virtualscopics.com. However, information on the SEC’s website and on our website does not constitute a part of this Proxy Statement.

ANNUAL REPORT TO STOCKHOLDERS

For those stockholders that received the full set of the proxy materials in the mail, a copy of our Annual Report for 2011 accompanies this Proxy Statement. For those stockholders that received only the Notice, this Proxy Statement, our Annual Report, any amendments to the foregoing materials that are required to be furnished to stockholders, and the proxy card or voting instruction form are available as instructed on the Notice.  The Notice contains instructions on how to access the proxy materials over the internet and vote online. These materials contain detailed information about the meeting, the proposals to be considered, our Board's nominees for directors and other information concerning the Company.

We are incorporating by reference from our Annual Report on Form 10-K the financial statements and supplementary financial information and management's discussion and analysis of financial condition and results of operation for the period discussed in our Annual Report on Form 10-K.

Internet Availability of Proxy Materials

Under rules recently adopted by the Securities and Exchange Commission, we are now furnishing proxy materials on the Internet in addition to mailing paper copies of the materials to each stockholder of record. Instructions on how to access and review the proxy materials on the Internet can be found on the proxy card sent to stockholders of record and on the Notice of Internet Availability of Proxy Materials, or “Notice.” sent to stockholders who hold their shares in street name. The Notice will also include instructions for stockholders who hold their shares in street name on how to access the proxy card to vote over the Internet, and how to obtain directions to be able to attend the meeting and vote in person. Our principal executive offices are located at 500 Linden Oaks, Rochester, New York 14625; telephone (585) 249-6231.

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A stockholder who wishes to receive written copies of the Annual Report or proxy materials, now or in the future, or directions to be able to attend the meeting and vote in person, may obtain them, without charge, by addressing a request to Jim Groff, Accounting Manager, VirtualScopics, Inc., 500 Linden Oaks, Rochester, New York, 14625, calling the number indicated on the Notice and Access, or e-mailing info@virtualscopics.com.

HOUSEHOLDING

We have adopted a procedure called “householding,” which has been approved by the SEC. Under this procedure, we will deliver only one copy of our Notice, and for those stockholders that received a paper copy of proxy materials in the mail, one copy of our Annual Report and this Proxy Statement, to multiple stockholders who share the same address (if they appear to be members of the same family) unless we have received contrary instructions from an affected stockholder. Stockholders who participate in householding will continue to receive separate proxy cards if they received a paper copy of proxy materials in the mail.

We will deliver promptly upon written or oral request, a separate copy of the Annual Report and this Proxy Statement, and any amendments to the foregoing materials that are required to be furnished to stockholders to any stockholder at a shared address to which a single copy of either of those documents was delivered. To receive a separate copy of the Annual Report or this Proxy Statement, contact us at: Jim Groff, Accounting Manager, VirtualScopics, Inc., 500 Linden Oaks, Rochester, New York, 14625, (585) 249-6231. If you are a stockholder, share an address and last name with one or more other stockholders and would like to revoke your householding consent or you are a stockholder eligible for householding and would like to participate in householding, please contact the Company in the same manner.

If you are the beneficial owner, but not the record holder, of our shares and wish to receive only one copy of the proxy statement and annual report in the future, you will need to contact your broker, bank or other nominee to request that only a single copy of each document be mailed to all stockholders at the shared address in the future.

OTHER MATTERS

We do not know of any other matters that may come before the Annual Meeting and do not intend to present any other matters. However, if any other matters shall properly come before the meeting or any adjournment, the persons soliciting proxies will have the discretion to vote as they see fit unless directed otherwise.

If you do not plan to attend the Annual Meeting, in order that your shares may be represented and in order to assure the required quorum, please sign, date and return your proxy promptly. In the event you are able to attend the Annual Meeting, at your request, VirtualScopics will cancel the proxy.

STOCKHOLDERS' PROPOSALS

Under applicable securities laws, stockholder proposals must be received by us no later than December 31, 2012 to be considered for inclusion in our Proxy Statement relating to the 2013 Annual Stockholders Meeting. If we change the date of the 2013 Annual Meeting by more than 30 days from the date of the 2012 Annual Meeting, then stockholder proposals must be received by us a reasonable time before we begin to print and mail our Proxy Statement for the 2013 Annual Meeting. A stockholder proposal submitted outside the process of SEC Rule 14a-8 is considered untimely if it is not received by March __, 2013.

By the Order of the Board of Directors

Molly Henderson, Chief Business and Financial Officer,
Senior Vice President and Corporate Secretary

Rochester, New York

April __, 2012

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EXHIBIT A

SERIES A AMENDMENT

AMENDED AND RESTATED

CERTIFICATE OF DESIGNATIONS, POWERS,

PREFERENCES AND OTHER RIGHTS

AND QUALIFICATIONS OF

SERIES A CONVERTIBLE PREFERRED STOCK

(Pursuant to Section 151 of the Delaware General Corporation Law)

The undersigned, _______________[Name], ______________________[Title], does hereby certify that:

A.           He/She is the ___________________[Title] of VirtualScopics, Inc., a Delaware corporation (the "Corporation").

B.           The Corporation originally adopted the Certificate of Designations, Powers, Preferences and Other Rights and Qualifications of Series A Convertible Preferred Stock (the “Series A Certificate of Designation”) pursuant to the authority of the Board of Directors as required by Section 151 of the Delaware General Corporation Law (“DGCL”) and the Certificate of Incorporation of the Corporation, as amended (the “Certificate of Incorporation”) by resolution filed November [4], 2005.

C.           The Corporation hereby amends and restates the Series A Certificate of Designation in its entirety as follows:

Series A Convertible Preferred Stock:

1.            Designation and Number of Shares. There shall be a series of Preferred Stock that shall be designated as “Series A Convertible Preferred Stock,” and the number of shares constituting such series shall be 8,400 shares. Such number of shares may be increased or decreased by resolution of the Board; provided, however, that no decrease shall reduce the number of shares of Series A Convertible Preferred Stock to less than the number of shares then issued and outstanding plus the number of shares issuable upon exercise of outstanding rights, options or warrants or upon conversion of outstanding securities issued by the Corporation.

2.            Ranking. The Series A Convertible Preferred Stock shall, with respect to distribution rights upon a Liquidation (as defined in Section 3 below) of the Corporation, rank (a) subject to clause (b), senior to the common stock, par value $0.001 per share, of the Corporation (the “Common Stock”), and all other preferred stock of the Corporation, and (b) as applicable, junior to or on a parity with such preferred stock of the Corporation the terms of which expressly provide that such preferred stock will rank senior to or on a parity with the Series A Convertible Preferred Stock.

3.            Liquidation.

(a)            Upon any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary (a “Liquidation”), the holders of record of the shares of the Series A Convertible Preferred Stock shall be entitled to receive, immediately after any distributions required by the Corporation’s Certificate of Incorporation and any certificate(s) of designation, powers, preferences and rights in respect of any securities of the Corporation having priority over the Series A Convertible Preferred Stock with respect to the distribution of the assets of the Corporation upon a Liquidation, and before and in preference to any distribution or payment of assets of the Corporation or the proceeds thereof may be made or set apart with respect to any securities of the Corporation over which the Series A Convertible Preferred Stock has priority with respect to the distribution of the assets of the Corporation upon a Liquidation (“Junior Securities”), an amount in cash with respect to each share of Series A Convertible Preferred Stock held by such holders, equal to $1,000 per share (subject to proportional adjustment in the event of a stock split, combination or similar event changing the number of outstanding shares of Series A Convertible Preferred Stock) (the “Liquidation Preference”). If, upon such a Liquidation, the assets of the Corporation available for distribution to the holders of Series A Convertible Preferred Stock and, if applicable, any securities of the Corporation having equal priority with the Series A Convertible Preferred Stock with respect to the distribution of the assets of the Corporation upon a Liquidation (“Parity Securities”) shall be insufficient to permit payment in full to the holders of the Series A Convertible Preferred Stock and Parity Securities, then the entire assets and funds of the Corporation legally available for distribution to such holders of the Series A Convertible Preferred Stock and Parity Securities then outstanding shall be distributed ratably among such holders based upon the proportion that the total amount distributable on each share upon a liquidation bears to the aggregate amount available for distribution on all shares of the Series A Convertible Preferred Stock and of such Parity Securities, if any.

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The consolidation or merger of the Corporation with another person other than a wholly-owned subsidiary of the Corporation, or the sale, transfer or lease of all or substantially all of its assets to another person shall not be deemed to be a Liquidation within the meaning of this Section 3(a).

(b)            Upon the completion of the distributions required by Section 3(a) of this Section 3, if assets remain in the Corporation, they shall be distributed to holders of Series A Convertible Preferred Stock pro rata with holders of Junior Securities and holders of other securities entitled to participate in the distribution of assets upon liquidation with holders of Junior Securities, based on the number of shares of Common Stock held by each such holder, treating for this purpose all such securities as if they had been converted to Common Stock pursuant to the terms of the Certificate of Incorporation (including all certificates of designation) immediately prior to such Liquidation.

4.            Dividends. The holders of the Series A Convertible Preferred Stock shall not be entitled to receive dividends or other distributions from the Corporation with respect to the Series A Convertible Preferred Stock and no dividends or distributions shall be payable with respect thereto.

5.            Conversion Rights. Each holder of record of shares of the Series A Convertible Preferred Stock shall have the right to convert all or any part of such holder’s shares of Series A Convertible Preferred Stock into Common Stock, without any further payment therefor, as follows:

(a)            Optional Conversion. Subject to and upon compliance with the provisions of this Section 5, the holder of any shares of Series A Convertible Preferred Stock shall have the right, at such holder’s option, at any time and from time to time, to convert any of such shares of Series A Convertible Preferred Stock into fully paid and non-assessable whole shares of Common Stock. Each share of Series A Convertible Preferred Stock shall initially be convertible into 400 shares of Common Stock (the “Conversion Rate”), subject to adjustment upon the terms hereinafter set forth.

(b)            Mechanics of Conversion.

(i)            Before any holder of Series A Convertible Preferred Stock shall be entitled to convert the same into shares of Common Stock, such holder shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or of any transfer agent for the Series A Convertible Preferred Stock, and shall give written notice to the Corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Series A Convertible Preferred Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid. Conversion shall be deemed to have been effected on the date when a notice of an election to convert and properly endorsed certificates are delivered, and such date is referred to herein as the “Conversion Date.”

(ii)            All Common Stock which may be issued upon conversion of the Series A Convertible Preferred Stock will, upon issuance, be duly issued, fully paid and non-assessable and free from all taxes, liens, and charges with respect to the issuance thereof.

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(c)            Fractional Shares. No fractional shares shall be issued upon conversion of Series A Convertible Preferred Stock into Common Stock and the number of shares of Common Stock to be issued shall be rounded to the nearest whole share. If any fractional share of Common Stock would, except for the provisions of the first sentence of this Section 5(c), be delivered upon such conversion, the Corporation, in lieu of delivering such fractional share, shall pay to the holder surrendering the Class A Preferred Stock for conversion an amount in cash equal to the current market price of such fractional share as determined in good faith by the Board.

6.            Anti-Dilution Provisions. During the period in which any shares of Series A Convertible Preferred Stock remain outstanding, the Conversion Rate in effect at any time, and/or the number and kind of securities issuable upon the conversion of the Series A Convertible Preferred Stock, shall be subject to adjustment from time to time following the date of the original issuance of the Series A Convertible Preferred Stock upon the happening of certain events as follows:

(a)            Recapitalization, Reclassification and Succession. If any recapitalization of the Corporation or reclassification of its Common Stock or any merger or consolidation of the Corporation into or with a corporation or other business entity (any such corporation or other business entity being included within the meaning of the term “successor corporation”) shall be effected, then, as a condition of such recapitalization, reclassification, merger, consolidation or similar transaction, lawful and adequate provision shall be made whereby each holder of shares of Series A Convertible Preferred Stock thereafter shall have the right to receive such shares of capital stock, securities or other property as may be issued or payable with respect to or in exchange for a number of outstanding shares of Common Stock equal to the number of shares of Common Stock immediately theretofore issuable upon conversion of the shares of Series A Convertible Preferred Stock held by such holder prior to such recapitalization, reclassification, merger, consolidation, sale or transfer, and in each such case, the terms of this Section 6 shall be applicable to the shares of stock or other securities or property receivable upon the conversion of such shares of Series A Convertible Preferred Stock after such consummation.

(b)            Subdivisions, Combinations, Stock Dividends or Distributions of Shares. If the Corporation shall subdivide or combine its Common Stock or shall issue or pay the holders of its Common Stock, or take a record of the holders of its Common Stock for the purpose of entitling them to receive, a dividend payable in, or other distribution of, Common Stock, the Conversion Rate then in effect shall be proportionately adjusted to the number of shares of Common Stock that a holder of a share of Series A Convertible Preferred Stock would have owned immediately following such action had such share of Series A Convertible Preferred Stock been converted immediately prior thereto.

(c)            Valuation Adjustment to Conversion Rate.

(i)            If the Corporation issues, or shall be deemed to have issued, Additional Shares of Common Stock (as defined below) for a consideration per share less than the Conversion Price (as defined below) or with a per share conversion, exercise or exchange price of less than the Conversion Price (such lower price being a “Lower Offering Price”), then and in such event, the Conversion Rate shall be adjusted to the number of shares of Common Stock equal to the Liquidation Preference divided by such Lower Offering Price. The Conversion Price shall initially be $2.50 per share. The Conversion Price shall be reduced to the last Lower Offering Price for each successive issuance or deemed issuance of Additional Shares of Common Stock with a Lower Offering Price below the Conversion Price in effect at the time of the issuance or deemed issuance of the Additional Shares of Common Stock at such Lower Offering Price.

Notwithstanding anything to the contrary herein, in no event under this Section 6(c) shall the Conversion Price be reduced to, or the Conversion Rate be determined with a Lower Offering Price of, a price lower than $1.2043per share (with such price subject to equitable adjustments for stock splits, stock dividends or rights offerings by the Corporation relating to the Corporation's securities, combinations, recapitalization, reclassifications, extraordinary distributions and similar events) (the “Series C Conversion Price”).

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(ii)            As used herein, “Additional Shares” shall mean all shares of Common Stock, or any stock options, warrants, convertible securities or other rights to purchase or acquire shares of Common Stock (“Common Stock Equivalents”), issued or deemed to be issued by the Corporation after the date hereof; provided, however, that none of the following shall be deemed issuances of Additional Shares of Common Stock: (A) an issuance or deemed issuance described in subsections (a), (b) or (c) of this Section 6, (B) an issuance or deemed issuance of Common Stock or Common Stock Equivalents (and the issuance of Common Stock upon the exercise of any such Common Stock Equivalents) in which the Corporation’s gross proceeds as consideration for such issuance are less than $300,000, (C) an issuance or deemed issuance of Common Stock or Common Stock Equivalents (and the issuance of Common Stock upon the exercise of any such Common Stock Equivalents) in connection with an acquisition, merger or a strategic alliance, that is approved by the Board, or (D) an issuance or deemed issuance of Common Stock Equivalents (and the issuance of Common Stock upon the exercise of any such Common Stock Equivalents) issued to officers, directors or employees of or consultants to the Corporation or any wholly-owned subsidiary of the Corporation pursuant to options of VirtualScopics, LLC assumed by the Corporation, or any other issuance or deemed issuance of “Exempted Securities”, as defined in Part I, Section 7.6.1 of the Corporation’s Certificate of Designation of Rights and Preferences of the Series C-1 Preferred Stock and the Series C-2 Preferred Stock of the Company filed April 3, 2012.

(d)            Omitted.

(e)            Certain Shares Excluded. The number of shares of Common Stock outstanding at any given time for purposes of the adjustments set forth in this Section 6 shall exclude any shares then directly or indirectly held in the treasury of the Corporation.

(f)            Deferral and Cumulation of De Minimis Adjustments. The Corporation shall not be required to make any adjustment pursuant to this Section 6 if the amount of such adjustment would be less than one percent (1%) of the Conversion Rate in effect immediately before the event that would otherwise have given rise to such adjustment. In such case, however, any adjustment that would otherwise have been required to be made shall be made at the time of and together with the next subsequent adjustment which, together with any adjustment or adjustments so carried forward, shall amount to not less than one percent (1%) of the Conversion Rate in effect immediately before the event giving rise to such next subsequent adjustment. All calculations under this Section 6 shall be made to the nearest one-hundredth of a share, as the case may be, but in no event shall the Corporation be obligated to issue fractional shares of Common Stock or fractional portions of any securities upon the conversion of the Series A Convertible Preferred Stock.

(g)            Duration of Adjustment. Following each computation or readjustment as provided in this Section 6, the new adjusted Conversion Rate shall remain in effect until a further computation or readjustment thereof is required.

7.            Redemption. The Corporation may not redeem the outstanding shares of Series A Convertible Preferred Stock and the holders shall not have any right, at any time or under any circumstances, to require the Corporation to redeem any of the Series A Convertible Preferred Stock.

8.            Voting Rights.

(a)            Except as otherwise required by law, the holders of shares of Series A Convertible Preferred Stock shall be entitled to vote on all matters submitted to a vote of the holders of the Common Stock and shall have such number of votes equal to the largest whole number of shares of Common Stock into which such holders’ shares of Series A Convertible Preferred Stock are convertible pursuant to the provisions hereof at the record date for the determination of holders of Common stock entitled to vote on such matters or, if no such record date is established, at the date such vote is taken or any written consent of stockholders is solicited. Except as otherwise required by law or provided in or permitted by Sections 3(a), 8(c) and 8(d) hereof, or elsewhere in the Certificate of Incorporation (including certificates of designation) the holders of shares of Series A Convertible Preferred Stock, Series B Convertible Preferred Stock, Series C-1 Convertible Preferred Stock, Series C-2 Convertible Preferred Stock and Common Stock shall vote together as a single class, and not as separate classes. In the event that the holders of the Series A Convertible Preferred Stock are required or permitted to vote as a class, the approval (by vote or written consent) of holders of not less than a majority of the outstanding shares of Series A Convertible Preferred Stock shall be required to approve each such matter to be voted upon, and if any matter is approved by such requisite percentage of holders of Series A Convertible Preferred Stock, such matter shall bind all holders of Series A Convertible Preferred Stock.

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(b)            So long as any shares of Series A Convertible Preferred Stock are outstanding, the Corporation shall not, without first obtaining the approval (by vote or written consent) as provided by the Delaware General Corporation Law of the holders of not less than a majority of the outstanding shares of Series A Convertible Preferred Stock:

(i)            alter, amend or repeal the rights, preferences or privileges of the Series A Convertible Preferred Stock so as to affect adversely the Series A Convertible Preferred Stock;

(ii)            Omitted;

(iii)            Omitted;

(iv)            increase the authorized number of shares of Series A Convertible Preferred Stock;

(v)            do any act or thing not authorized or contemplated by this Certificate of Designations which would result in taxation of the holders of shares of the Series A Convertible Preferred Stock under Section 305 of the Internal Revenue Code of 1986, as amended (or any comparable provision of the Internal Revenue Code as hereafter from time to time amended).

The voting rights in this Section 8(b) shall not apply in connection with the consolidation or merger of the Corporation with another person, or the sale, transfer or lease of all or substantially all of its assets to another.

(c)            Holders of a majority of the outstanding shares of Series A Convertible Preferred Stock may, voting as a single class, elect to waive any provision of this Certificate of Designations, and the affirmative vote of such percentage with respect to any proposed waiver of any of the provisions contained herein shall bind all holders of Series A Convertible Preferred Stock.

(d)          Any waiver by vote or written consent of the holders of the Corporation’s Series C-1 Convertible Preferred Stock and Series C-2 Convertible Preferred Stock (if any), pursuant to the Certificate of Designation of Rights and Preferences thereof, of an adjustment to the Series C Conversion Price of such shares in connection with any issuance or deemed issuance of Additional Shares of Common Stock without consideration or for a consideration per share less than the Series C Conversion Price shall also, automatically and without any further action of the Corporation, any holder of Series A Convertible Preferred Stock or any other person, constitute a waiver by the holders of Series A Convertible Preferred Stock of an adjustment to the Conversion Price under Section 6(c) hereof, which vote or written consent shall bind all existing holders of the Series A Convertible Preferred Stock and all future holders of Series A Convertible Preferred Stock.

10.            Reservation of Shares. The Corporation shall at all times reserve and keep available and free of preemptive rights out of its authorized but unissued Common Stock, solely for the purpose of effecting the conversion of the Series A Convertible Preferred Stock pursuant to the terms hereof, such number of its shares of Common Stock (or other shares or other securities as may be required) as shall from time to time be sufficient to effect the conversion of all outstanding Series A Convertible Preferred Stock pursuant to the terms hereof. If at any time the number of authorized but unissued shares of Common Stock (or such other shares or other securities) shall not be sufficient to affect the conversion of all then outstanding Series A Convertible Preferred Stock, the Corporation shall promptly take such action as may be necessary to increase its authorized but unissued Common Stock (or other shares or other securities) to such number of shares as shall be sufficient for such purpose.

11.            Miscellaneous.

(a)            There is no sinking fund with respect to the Series A Convertible Preferred Stock.

(b)            The shares of the Series A Convertible Preferred Stock shall not have any preferences, voting powers or relative, participating, optional, preemptive or other special rights except as set forth in this Certificate of Designations and in the Certificate of Incorporation of the Corporation.

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(c)            The holders of the Series A Convertible Preferred Stock shall be entitled to receive all communications sent by the Corporation to the holders of the Common Stock.

That a resolution was duly adopted by the Board of Directors of the Corporation, pursuant to Sections 141 and 242 of the General Corporation Law of the State of Delaware, setting forth the above-mentioned amended and restated Certificate of Designation and declaring said amendment and restatement to be advisable, followed by the affirmative vote of the holders of a majority of the outstanding shares of common stock of the Corporation entitled to vote thereon, including the votes of the holders of the preferred stock entitled to vote thereon on an as-converted basis, at a meeting of stockholders duly called and held on June [14], 2012, and the affirmative vote of the holders of a majority of the outstanding shares of Series A Convertible Preferred Stock, in accordance with Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, VirtualScopics, Inc. has caused this Certificate to be signed on this ___ day of ____________, 2012.

VIRTUALSCOPICS, INC.

By:
Name:
Title:

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EXHIBIT B

SERIES B AMENDMENT

AMENDED AND RESTATED CERTIFICATE OF DESIGNATION

OF RIGHTS AND PREFERENCES OF THE

SERIES B PREFERRED STOCK

OF

VIRTUALSCOPICS, INC.

(Pursuant to Section 151 of the

General Corporation Law of the State of Delaware)

VirtualScopics, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify as follows:

1.          The name of the Corporation is VirtualScopics, Inc. For purposes hereof, references to the Corporation shall include any successor.

2.          The Corporation originally adopted the Certificate of Designation of Rights and Preferences of the Series B Preferred Stock of VirtualScopics, Inc., by resolution of the Board of Directors filed September 12, 2007.

3.          The Corporation hereby amends and restates the Certificate of Designation of Rights and Preferences of the Series B Preferred Stock of VirtualScopics, Inc. (the “Certificate of Designation”) in its entirety as follows:

             RESOLVED, that Six Thousand (6,000) of the Fourteen Million Nine Hundred Ninety-One Thousand Six Hundred (14,991,600) authorized but undesignated shares of preferred stock of the Corporation, $0.001 par value per share, shall be designated Series B Convertible Preferred Stock, $0.001 par value per share, and shall possess the rights and preferences set forth below:

Section 1.   Certain Definitions. Capitalized terms used and not otherwise defined herein that are defined in that certain Securities Purchase Agreement, dated September 12, 2007, pursuant to which the Preferred Stock was originally issued (the "Securities Purchase Agreement" or the “Purchase Agreement”), shall have the meanings given such terms in the Securities Purchase Agreement. For the purposes hereof, the following terms shall have the following meanings:

“1934 Act” shall have the meaning ascribed to it in the Securities Purchase Agreement.

“Adjustment Exceptions” shall have the meaning set forth in Section 10(a) below.

“Approved Stock Plan” shall have the meaning ascribed to it in the Securities Purchase Agreement.

"Business Day" shall mean any day other than a Saturday, Sunday or a day on which commercial banks in the City of New York, New York are authorized or required by law or executive order to remain closed.

“Buyer(s)” shall have the meaning ascribed to it in the Securities Purchase Agreement.

"Closing Bid Price," as of any date, means the last bid price of the Common Stock on the Principal Market as reported by Bloomberg or, if the Principal Market is not the principal trading market for such security, the last bid price of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, Inc., or if no last bid price of such security is available on the Principal Market for such security or in any of the foregoing manners, the average of the bid prices of any market makers for such security that are listed in the "pink sheets" by the National Quotation Bureau, Inc. If the Closing Bid Price cannot be calculated for such security on such date in the manner provided above, the Closing Bid Price shall be the fair market value as mutually determined by the Corporation and the Required Holders.

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“Common Stock Equivalents” shall have the meaning ascribed to it in the Securities Purchase Agreement.

"Conversion Amount" shall have the meaning set forth in Section 7(a)(iv) below.

“Conversion Date” shall have the meaning set forth in Section 7(d)(ii) below.

“Conversion Price” shall have the meaning set forth in Section 7(b) below.

"Convertible Securities" means any stock or securities (other than Options) directly or indirectly convertible into or exercisable or exchangeable for Common Stock.

“Conversion Shares” shall have the meaning set forth in Section 7(d)(iii) below.

“Conversion Shares Delivery Deadline” shall have the meaning set forth in Section 7(d)(iii) below.

“Dividend” shall have the meaning set forth in Section 4(a) below.

“Dividend Payment Date” shall have the meaning set forth in Section 4(a) below.

“Dividend Shares” shall mean shares of Common Stock used to pay Dividends as allowed under this Certificate of Designation.

“Effective Date” shall mean the date that the initial Registration Statement that the Corporation is required to file pursuant to the Registration Rights Agreement has been declared effective by the Securities and Exchange Commission.

"Eligible Market" shall have the meaning ascribed to it in the Securities Purchase Agreement by and between the Corporation and the Holder.

“Equity Payment Conditions” shall mean, during each Trading Day of the period in question, (i) the Corporation shall have duly honored all Conversions scheduled to occur or occurring by virtue of one or more Notices of Conversion, if any, (ii) (omitted); (iii) no (A) Events of Default or (B) event that with the passage of time or giving of notice would constitute an Event of Default, have occurred that have not been cured, (iv) there is an effective Registration Statement pursuant to which the Holder is permitted to utilize the prospectus thereunder to resell Conversion Shares and Warrant Shares (and the Corporation believes, in good faith, that such effectiveness will continue uninterrupted for the foreseeable future) or such shares may be resold, without restriction, pursuant to Rule 144(k)), (v) the Common Stock is trading on an Eligible Market and all of the shares issuable pursuant to the Transaction Documents are listed for trading on an Eligible Market (and the Corporation believes, in good faith, that trading of the Common Stock on a Principal Market will continue uninterrupted for the foreseeable future), (vi) such issuance would be permitted in full without violating the rules or regulations of the Eligible Market on which such shares are listed or quoted, (vii) there is a sufficient number of authorized but unissued and otherwise unreserved shares of Common Stock for the issuance of all of the shares issuable pursuant to the Transaction Documents, (viii) (omitted), and (ix) the average daily trading dollar volume of the Common Stock for each three (3) consecutive Trading Day period during such period exceeds $30,000.

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“Exempt Issuance” means the grant or issuance of (a) any Common Stock or Common Stock Equivalents issued or issuable in connection with any Approved Stock Plan, (b) securities upon the exercise, exchange of, conversion or redemption of, or payment of interest or liquidated or similar damages on, any Securities issued hereunder, or to a Placement Agent in connection with the Offering, (c) other securities exercisable, exchangeable for, convertible into, or redeemable for shares of Common Stock issued and outstanding on the Original Issue Date, provided that such securities have not been amended since the Original Issue Date to directly or indirectly effectively increase the number of such securities or to decrease the exercise, exchange or conversion price of such securities, and (d) any Common Stock issued or issuable in connection with any acquisition by the Company, whether through an acquisition of stock or a merger of any business, assets or technologies the primary purpose of which is not to raise equity capital.

“Holders” shall mean the Holder, and the holders of Other Preferred Stock issued pursuant to the Securities Purchase Agreement.

“Issuable Shares” shall have the meaning set forth in Section 7(a)(iii) below.

“Junior Securities” shall have the meaning set forth in Section 3 below.

"Market Price," as of any date, means the Volume Weighted Average Price (as defined herein) of the Common Stock during the five (5) consecutive Trading Day period immediately preceding the date in question.

"Options" means any rights, warrants or options to subscribe for or purchase Common Stock or Convertible Securities.

“Original Issue Date” shall mean the date of the first issuance of any Series B Preferred Stock regardless of the number of transfers of any particular share of Series B Preferred Stock.

“Other Preferred Stock” shall mean Preferred Stock issued pursuant to the Certificate of Designation to holders other than a given Holder.

"Person" means an individual, a limited liability company, a partnership, a joint venture, a Corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.

“Preferred Stock” or “Series B Preferred Stock” shall mean the Corporation’s Series B Convertible Preferred Stock, $0.001 par value per share.

“Principal Market” shall have the meaning ascribed to it in the Securities Purchase Agreement by and between the Corporation and the Holder.

“Redemption” shall mean any redemption of any Preferred Stock hereunder.

“Registration Rights Agreement” shall have the meaning ascribed to it in the Securities Purchase Agreement.

“Registration Statement(s)” shall have the meaning ascribed to it in the Registration Rights Agreement.

“Required Holders” shall mean Holders holding at least two-thirds (2/3) of the then outstanding shares of Preferred Stock.

“SEC” shall mean the Securities and Exchange Commission.

“Securities Purchase Agreement” shall have the meaning set forth in the initial paragraph of this Section 1 above.

“Series C-1 Preferred Stock” shall mean the Corporation’s Series C-1 Convertible Preferred Stock, $0.001 par value per share.

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“Series C-2 Preferred Stock” shall mean the Corporation’s Series C-2 Convertible Preferred Stock, $0.001 par value per share.

“Series C Certificate of Designation” shall mean the Corporation’s Certificate of Designations of Rights and Preferences of the Series C-1 Preferred Stock and the Series C-2 Preferred Stock of the Company filed April 3, 2012, as amended.

“Shares” shall mean the shares of Common Stock issuable upon Conversion of the Preferred Stock.

“Subsidiaries” shall have the meaning ascribed to it in the Securities Purchase Agreement.

"Trading Day" shall mean any day on which the Common Stock is traded for any period on the Principal Market, or on the principal securities exchange or other securities market on which the Common Stock is then being traded.

“Transaction Documents” shall have the meaning ascribed to it in the Securities Purchase Agreement.

The "Volume Weighted Average Price" or “VWAP” for any security as of any date means (a) the volume weighted average sale price on the Principal Market, as reported by, or as calculated based upon data reported by, Bloomberg Financial Markets or an equivalent, reliable reporting service mutually acceptable to and hereafter designated by holders of a majority in interest of the Preferred Stock and the Corporation ("Bloomberg") or, (b) if no volume weighted average sale price is reported for such security, then the last closing trade price of such security as reported by Bloomberg, or, (c) if no last closing trade price is reported for such security by Bloomberg, the average of the closing trade prices of any market makers for such security that are listed in the "pink sheets" published by Pink Sheets, LLC (or a similar organization or agency succeeding to its functions of reporting prices), or if not available, the most recent bid price per share of the Common Stock so reported; or (d) in all other cases, the fair market value of a share of Common Stock as determined by the Corporation’s Board of Directors in good faith. If the Volume Weighted Average Price is to be determined over a period of more than one Trading Day, then “Volume Weighted Average Price” for the period shall mean the volume weighted average of the daily Volume Weighted Average Prices, determined as set forth above, for all Business Days during the period.

“Warrant” shall have the meaning ascribed to it in the Securities Purchase Agreement.

“Warrant Shares” shall mean the shares of Common Stock into which the Warrants are convertible, as further described in the Warrants.

Section 2.   Designation and Amount. Six Thousand (6,000) shares of the Corporation’s authorized but undesignated preferred stock shall be designated as Series B Convertible Preferred Stock (the "Series B Preferred Stock"), par value $0.001 per share. The Series B Preferred Stock shall have a stated value of one thousand dollars ($1,000) per share (as adjusted for any stock dividends, combinations or splits with respect to such shares) (the "Original Series B Issue Price" or the "Stated Value.

Section 3.   Rank. The Series B Preferred Stock shall rank: (i) pari passu to the Corporation’s Series A Convertible Preferred Stock("Parity Securities"), (ii) prior and senior to all of the Corporation's Common Stock, $.001 par value per share ("Common Stock"); and (iii) prior and senior to any other class or series of capital stock, including but not limited to any preferred stock, of the Corporation hereafter created (collectively, with the Common Stock, "Junior Securities"); and (iv) as applicable, junior to or on parity with such preferred stock of the Corporation (upon an issuance of such securities pursuant to the affirmative vote of the Required Holders as permitted under the terms of Section 19 hereof) the terms of which expressly provide that such preferred stock will rank senior to or on parity with the Series B Preferred Stock (“Senior Securities”) in each case as to distributions of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary. The Series C-1 Preferred Stock and Series C-2 Preferred Stock shall be Senior Securities and shall rank senior to the Series B Preferred Stock.

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Section 4.   Dividends.

(a)   Dividends in Cash or in Kind. Holders shall be entitled to receive and the Corporation shall pay, cumulative dividends (“Dividends”) at the rate per share (as a percentage of the Stated Value per share) of eight percent (8%) per annum (the “Dividend Rate”) payable (i) quarterly, in arrears, on the first Business Day of each calendar quarter after the date hereof, (A) in cash, provided that full dividends in cash, are first paid, or concurrently paid, to the holders of Series C-1 Preferred Stock and the holders of Series C-2 Preferred Stock pursuant to the Series C Certificate of Designation for such quarter of such calendar year or (B) in shares of Common Stock, or a combination thereof and cash, provided that (1) full dividends in shares of Common Stock, or a combination thereof and cash, are first paid, or concurrently paid, to the holders of Series C-1 Preferred Stock and the holders of Series C-2 Preferred Stock pursuant to the Series C Certificate of Designation for such quarter of such calendar year (2) the Dividends paid to the holders of Series B Preferred Stock in shares of Common Stock, or a combination thereof and cash, are in the same relative proportion, and the shares issued as the payment of Dividends are valued at the same price per share, as the dividends paid in shares of Common Stock, or a combination thereof and cash, to the holders of Series C-1 Preferred Stock and the holders of Series C-2 Preferred Stock for such quarter (for example, if full dividends are paid to the holders of Series C-1 Preferred Stock and Series C-2 Preferred Stock for such quarter of such calendar year in the form of 25% in cash and 75% in shares, then the holders of Series B Preferred Stock would be entitled to be paid their respective Dividends for such period in the form of 25% in cash and 75% in shares) and (3) the Corporation and the Required Holders shall have agreed in writing to such payment of Dividends in full or in part in shares of Common Stock in such quarter; provided further, however, that except as otherwise provided herein, if at any time the Corporation pays Dividends partially in cash and partially in shares, then such payment shall be distributed ratably among the Holders and holders of other Parity Securities entitled to share in such dividends on a pari passu basis, based upon the number of shares of Common Stock into which the Series B Preferred Stock and such Parity Securities held by each such Holder and holder of such Parity Securities are then convertible, on such Dividend Payment Date (the dividends on the Series C-1 Preferred Stock and Series C-2 Preferred Stock referred to in clause (A) or (B) “Annual Series C Cash Dividends”), and (ii) if the holders of Series C-1 Preferred Stock and the holders of Series C-2 Preferred Stock have not so received payment of their full Annual Series C Cash Dividends for such quarter, such Dividends shall accrue on the Series B Preferred Stock and be payable on the earlier to occur of (x) each Conversion Date (as defined in Section 7(d)(ii)) (as to that Stated Value then being converted), and (y) the liquidation of the Corporation (except that, if such date is not a Trading Day, the payment date shall be the next succeeding Trading Day) (each, a “Dividend Payment Date”).

The form of Dividend payments to each Holder shall be made by the Corporation, in cash, unless otherwise expressly provided herein. Shares issued as the payment of Dividends pursuant to the provisions of the previous paragraph shall be valued solely for such purpose at the average of the Volume Weighted Average Prices for the twenty (20) Trading Days ending on the Trading Day that is immediately prior to the applicable Dividend Payment Date; provided, however, in no event shall shares of Common Stock be issued as the payment of Dividends at price per share of less than $1.2043 (with such price subject to equitable adjustments for stock splits, stock dividends or rights offerings by the Corporation relating to the Corporation’s securities, combinations, recapitalization reclassifications, extraordinary distributions and similar events).

(b)   Omitted.

(c)   Certain Rights and Remedies Regarding Dividends. The Holders shall have the same rights and remedies with respect to the delivery of any shares delivered in the payment of Dividends as if such shares were being issued pursuant to Section 7. The Corporation shall promptly notify the Holders at any time the Corporation shall become able or unable, as the case may be, to legally pay cash dividends. Dividends on the Preferred Stock shall be calculated on the basis of a 360-day year, consisting of twelve 30 calendar day periods, shall accrue daily commencing on the Original Issue Date, and shall be deemed to accrue from such date whether or not earned or declared and whether or not there are profits, surplus or other funds of the Corporation legally available for the payment of dividends.

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All payments due hereunder (to the extent not converted into Common Stock, in accordance with the terms hereof) shall be made in lawful money of the United States of America All payments shall be made at such address as the Holder shall hereafter give to the Corporation by written notice made in accordance with the provisions of this Certificate of Designation. Whenever any amount expressed to be due by the terms of this Certificate of Designation is due on any day which is not a business day, the same shall instead be due on the next succeeding day which is a business day.

(d)   Capital of the Corporation; No Special Reserves. The Corporation acknowledges and agrees that the capital of the Corporation (as such term is used in Section 154 of the Delaware General Corporation Law) in respect of the Preferred Stock and any future issuances of the Corporation’s capital stock shall be equal to the aggregate par value of such Preferred Stock or capital stock, as the case may be, and that, on or after the date of the Purchase Agreement, it shall not increase the capital of the Corporation with respect to any shares of the Corporation’s capital stock issued and outstanding on such date. The Corporation also acknowledges and agrees that it shall not create any special reserves under Section 171 of the Delaware General Corporation Law without the prior written consent of the Required Holders.

Section 5.   Voting Rights. Except as otherwise required by law, the Holder shall be entitled to vote on all matters submitted to a vote of the holders of the Common Stock and shall have such number of votes equal to (a) the Stated Value of such shares divided by (b) $1.23 (with such price in subsection (b) subject to equitable adjustments for stock splits, stock dividends or rights offerings by the Corporation relating to the Corporation's securities, combinations, recapitalization, reclassifications, extraordinary distributions and similar events) at the record date for the determination of holders of Common stock entitled to vote on such matters or, if no such record date is established, at the date such vote is taken or any written consent of stockholders is solicited. Except as otherwise required by law or provided in or permitted by Section 19, in the Certificate of Designations, Powers, Preferences and Other Rights and Qualifications of Series A Convertible Preferred Stock, as amended from time to time, and in the Certificate of Designation of Rights and Preferences of the Series C-1 Preferred Stock and the Series C-2 Preferred Stock, as amended from time to time, the holders of shares of Series C-1 Preferred Stock, Series C-2 Preferred Stock, Series B Preferred Stock, Series A Convertible Preferred Stock and Common Stock shall vote together as a single class, and not as separate classes. Except as otherwise provided herein, in the event that the holders of the Series B Preferred Stock are required or permitted to vote as a class, the approval (by vote or written consent) of holders of not less than a majority of the outstanding shares of Series B Preferred Stock shall be required to approve each such matter to be voted upon, and if any matter is approved by such requisite percentage of holders of Series B Preferred Stock, such matter shall bind all holders of Series B Preferred Stock.

Section 6.   Liquidation Preference. Upon any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary (a “Liquidation”), the Holders shall be entitled to receive out of the assets of the Corporation, whether such assets are capital or surplus, for each share of Preferred Stock an amount equal to the Stated Value per share plus any accrued and unpaid Dividends thereon, immediately after any distributions required by the Corporation’s Certificate of Incorporation, or any certificate(s) of designation in respect of the Series C-1 Preferred Stock and Series C-2 Preferred Stock and any other securities of the Corporation having priority over the Series B Preferred Stock and before any distribution or payment shall be made to the holders of any Junior Securities. If, upon such a Liquidation, the assets of the Corporation available for distribution to the Holders, and the holders of any Parity Securities with respect to distribution on a Liquidation shall be insufficient to pay in full such amounts, then the entire assets to be distributed to the Holders and the holders of Parity Securities shall be distributed among the Holders ratably in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full, pari passu with the Parity Securities based upon the liquidation preferences of each such series.

The consolidation or merger of the Corporation with or into another entity, or the sale, lease, transfer, exclusive license or other disposition, in a single transaction or series of related transactions, by the Corporation or any subsidiary of the Corporation, of all or substantially all of its assets to another Person or group of Persons, or a purchase, tender or exchange offer made to and accepted by the holders of more than the 50% of the outstanding shares of Common Stock shall not be deemed to be a Liquidation within the meaning of this Section 6.

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Section 7.    Conversion.

(a)   Conversion Right.

(i)    Conversion Timing and Amount. Subject to the limitations on Conversion contained herein, the record Holder of the Preferred Stock shall have the right (a “Conversion Right”) from time to time, and at any time on or after the Original Issue Date hereof, to convert any or all of the Preferred Stock, into fully paid and non-assessable shares of Common Stock, or any shares of capital stock or other securities of the Corporation into which such Common Stock shall hereafter be changed or reclassified, at the Conversion Price (as defined in Section 7(b) below, subject to adjustment as provided herein) determined as provided herein (a "Conversion"). The Conversion Rights set forth in this Section 7 shall remain in full force and effect immediately from the Original Issue Date until the Preferred Stock is paid in full.

(ii)    Calculation of Conversion Amount. The number of shares of Common Stock to be issued upon each Conversion of Preferred Stock shall be determined by dividing the Conversion Amount (as defined herein) by the applicable Conversion Price. The term "Conversion Amount" means, with respect to any Conversion of the Preferred Stock, the aggregate Stated Value of the Preferred Stock to be converted in such Conversion.

(b)   Conversion Price. The "Conversion Price" shall initially equal $1.2043 (the "Initial Conversion Price") (subject to resets and adjustments pursuant to the terms of the Certificate of Designation and subject to equitable adjustments for stock splits, stock dividends or rights offerings by the Corporation relating to the Corporation's securities, combinations, recapitalization, reclassifications, extraordinary distributions and similar events).

(c)    Reservation of Shares.

(i)   Increase and Maintenance of Authorized and Reserved Amount. The Corporation covenants that it will initially reserve (the “Initial Share Reservation”) from its authorized and unissued Common Stock a number of shares of Common Stock equal to at least 150% of the initial aggregate Stated Value of the Preferred Stock, divided by the Conversion Price in effect on the Original Issue Date of the Preferred Stock, to provide for the issuance of Common Stock upon the Conversion of the Preferred Stock (the “Initial Required Preferred Stock Reserve Amount”). Corporation further covenants that, beginning on the Original Issue Date hereof, and continuing until all of the Preferred Stock has been converted, redeemed or otherwise satisfied in accordance with their terms, the Corporation will reserve from its authorized and unissued Common Stock a sufficient number of shares (the “Required Preferred Stock Reserve Amount”), equal to 150% of the number of shares as shall from time to time be necessary to provide for the issuance of Common Stock upon the full Conversion of all of the Preferred Stock (without regard to any limitations on conversions) and full exercise of all of the Warrants (without regard to any limitations on exercises) (together with the Required Preferred Stock Reserve Amount, collectively referred to as the “Required Reserve Amount”). In addition, if the Corporation shall issue any securities or make any change to its capital structure which would change the number of shares of Common Stock into which the Preferred Stock shall be convertible at the then applicable Conversion Price, or if the Conversion Price shall be adjusted, the Corporation shall at the same time make proper provision so that thereafter there shall be a sufficient number of shares of Common Stock authorized and reserved, free from preemptive rights, for Conversion of the outstanding portion of the Preferred Stock.

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(ii)   Insufficient Authorized Shares. If at any time while any of the Preferred Stock remains outstanding the Corporation does not have a sufficient number of authorized and unreserved shares of Common Stock to satisfy its obligation to reserve for issuance upon conversion of the Preferred Stock and exercise of the Warrants at least a number of shares of Common Stock equal to the Required Reserve Amount (an "Authorized Share Failure"), then the Corporation shall immediately take all action necessary to increase the Corporation's authorized shares of Common Stock to an amount sufficient to allow the Corporation to reserve the Required Reserve Amount for the Preferred Stock and Warrants then outstanding. Without limiting the generality of the foregoing sentence, as soon as practicable after the date of the occurrence of an Authorized Share Failure, but in no event later than sixty (60) days after the occurrence of such Authorized Share Failure, the Corporation shall hold a meeting of its stockholders for the approval of an increase in the number of authorized shares of Common Stock. In connection with such meeting, the Corporation shall provide each stockholder with a proxy statement and shall use its commercially reasonable best efforts to solicit its stockholders' approval of such increase in authorized shares of Common Stock and to cause its board of directors to recommend to the stockholders that they approve such proposal.

The Corporation shall use its commercially reasonable best efforts to authorize and reserve a sufficient number of shares of Common Stock as soon as practicable following the earlier of (i) such time that the Holder notifies the Corporation or that the Corporation otherwise becomes aware that there are or likely will be insufficient authorized, reserved and unissued shares to allow full Conversion of the outstanding amount of the Preferred Stock and full exercise of the outstanding amount of Holder’s Warrants, based upon the Holder’s Reserved Share Allocation (as defined below). The Corporation shall send notice to the Holder of the authorization of additional shares of Common Stock, and the Authorization Date.

(iii)   Allocations of Reserve Amount. The initial number of shares of Common Stock authorized and reserved for conversions of the Preferred Stock and exercise of the Warrants and each increase in the number of shares so reserved (collectively, the “Actual Reserved Amount”) shall be allocated pro rata among the holders (the "Reserved Share Allocation") of the Preferred Stock based on the aggregate number of Shares into which all of the Holder’s outstanding Preferred Stock would be convertible and into which all of Holder’s outstanding Warrants would be exercisable at the time of the increase (collectively, the “Fully Diluted Holdings”). In the event a holder shall sell or otherwise transfer such Holder’s Preferred Stock, each transferee shall immediately be allocated a pro rata portion of such transferor’s Reserved Share Allocation. Any portion of the Reserved Share Allocation which remains allocated to any Person or entity which does not hold any Preferred Stock shall be allocated to the remaining holders of Preferred Stock, pro rata based on the Holder’s Fully Diluted Holdings at the time of such allocation.

(d)   Method of Conversion.

(i)   Mechanics of Conversion. Subject to Section 7(a) and the other provisions of the Certificate of Designation, the Preferred Stock may be converted into Common Stock by the Holder in whole or in part at any time and from time to time after the Original Issue Date, by (A) submitting to the Corporation a duly executed notice of Conversion in the form attached hereto as Exhibit A ("Notice of Conversion") by facsimile dispatched prior to 5:00 p.m., New York City time (the "Conversion Notice Deadline") on the date specified therein as the Conversion Date (as defined herein) (or by other means resulting in written notice to the Corporation on the date specified therein as the Conversion Date) to the office of the Corporation; which notice shall specify the aggregate Stated Value of the Preferred Stock to be converted (plus the dollar amount of any accrued but unpaid Dividends that the Holder elects to convert into Common Stock), the applicable Conversion Price, and the number of shares of Common Stock issuable upon such Conversion; and (B) surrendering the certificate (“Preferred Stock Certificate”) representing a share of Preferred Stock, duly endorsed at the principal office of the Corporation.

(ii)   Conversion Date. The "Conversion Date" shall be the date specified in the Notice of Conversion, provided that the Notice of Conversion is submitted by facsimile (or by other means resulting in, or reasonably expected to result in, written notice) to the Corporation or its transfer agent, Continental Stock Transfer & Trust Company, 17 Battery Place, 8th Floor, New York, NY 10004-1123; Tel: 212-509-4000; Fax: 212-616-7608 (“Transfer Agent”) before 5:00 p.m., New York City time, on the date so specified, otherwise the Conversion Date shall be the date that the Notice of Conversion is first received by the Corporation or its Transfer Agent. The Person or Persons entitled to receive the shares of Common Stock issuable upon Conversion shall be treated for all purposes as the record holder or holders of such securities as of the Conversion Date. In the event Notice of Conversion is provided to the Corporation, the Holder shall simultaneously provide a copy to the Transfer Agent, by facsimile.

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(iii)   Delivery of Common Stock Upon Conversion. Upon submission of a Notice of Conversion, the Corporation shall, by no later than the third (3rd) Business Day after the Conversion Date (the "Conversion Shares Delivery Deadline"), issue and deliver (or cause its Transfer Agent so to issue and deliver) in accordance with the terms hereof and the Securities Purchase Agreement to or upon the order of the Holder that number of shares of Common Stock (“Conversion Shares”) for the Stated Value of the Preferred Stock converted as shall be determined in accordance herewith. Upon the Conversion of the Preferred Stock, the Corporation shall, at its own cost and expense, take all commercially reasonable action, including obtaining and delivering an opinion of counsel to assure that the Corporation's Transfer Agent shall issue stock certificates in the name of Holder (or its nominee) or such other Persons as designated by Holder and in such denominations to be specified at Conversion representing the number of shares of Common Stock issuable upon such Conversion. The Corporation warrants that no instructions other than these instructions have been or will be given to the Transfer Agent of the Common Stock.

(iv)   Delivery Failure; Revocation of Conversion. In addition to any other remedies which may be available to the Holder, in the event that the Corporation fails for any reason to effect delivery of the Conversion Shares by the Conversion Shares Delivery Deadline (a “Delivery Failure”), the Holder, at its option, will be entitled to revoke all or part of the relevant Notice of Conversion (a “Conversion Revocation”) by delivery of a notice to such effect to the Corporation whereupon the Holder shall regain the rights of a Holder of the Preferred Stock with respect to such unconverted portions of the Preferred Stock and the Corporation and the Holder shall each be restored to their respective positions immediately prior to the delivery of such notice.

(v)   Obligation of Corporation to Deliver Common Stock. Upon receipt by the Corporation of a Notice of Conversion, the Holder shall be deemed to be the holder of record of the Common Stock issuable upon such Conversion, and, except as otherwise provided in this Certificate of Designation, unless the Corporation defaults on its obligations hereunder, all rights with respect to the portion of the Preferred Stock being so converted shall forthwith terminate except the right to receive the Common Stock or other securities, cash or other assets, as herein provided, on such Conversion. The provisions of this subsection are subject to the provisions of Section 7(d)(iv) hereof.

(vi)   Omitted.

(vii)   Omitted.

(viii)   No Fractional Shares. No fractional share shall be issued upon the conversion of any share or shares of Series B Preferred Stock. All shares of Common Stock (including fractions thereof) issuable upon conversion of more than one share of Series B Preferred Stock by a holder thereof shall be aggregated for purposes of determining whether the conversion would result in the issuance of any fractional share. If, after the aforementioned aggregation, the conversion would result in the issuance of a fraction of a share of Common Stock, the Corporation shall, in lieu of issuing any fractional share, pay the holder otherwise entitled to such fraction a sum in cash equal to the fair market value of such fraction on the date of conversion (as determined in good faith by the Board of Directors).

(ix)   Lost or Stolen Preferred Stock Certificates. Upon receipt by the Corporation of evidence of the loss, theft, destruction or mutilation of a Preferred Stock Certificate, and (in the case of loss, theft or destruction) of indemnity reasonably satisfactory to the Corporation, and upon surrender and cancellation of the Preferred Stock Certificate, if mutilated, the Corporation shall execute and deliver a new Preferred Stock Certificate of like tenor and date.

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(e)   Legends. The Holder understands that the Preferred Stock Certificates and, until such time as Conversion Shares and any other Issued Common Shares (as defined in the Securities Purchase Agreement) have been registered under the 1933 Act as contemplated by the Registration Rights Agreement or otherwise may be sold pursuant to Rule 144 without any restriction as to the number of securities as of a particular date that can then be immediately sold, the Conversion Shares and any other Issued Common Shares may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such Securities):

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER SAID ACT, OR AN OPINION OF COUNSEL, IN FORM, SUBSTANCE AND SCOPE REASONABLY SATISFACTORY TO COUNSEL TO THE CORPORATION, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT."

(i)   Removal of Legends. The Corporation will issue and deliver the Conversion Shares without restrictive legends (including the legend set forth above in this Section 7(e)), and will remove any restrictive legends on any Conversion Shares that contain restrictive legends (including the legend set forth above in this Section 7(e)), in each case when and as required under Section 6(a) of the Securities Purchase Agreement. The Holder agrees to sell all Securities, including those represented by a certificate(s) from which the legend has been removed, in compliance with applicable prospectus delivery requirements, if any.

(f)   DTC Delivery. In lieu of delivering physical certificates representing the unlegended shares of Common Stock (the “Unlegended Shares”), provided the Holder’s Transfer Agent is participating in the Depository Trust Corporation ("DTC") Fast Automated Securities Transfer ("FAST") program, upon written request of the Holder, so long as the certificates therefor do not bear a legend, are not required to bear a legend and the Holder is not obligated to return such certificate for the placement of a legend thereon, the Corporation shall cause its Transfer Agent to electronically transmit the Unlegended Shares to the Holder by crediting the account of the Holder's prime broker with DTC identified in the written request through its Deposit Withdrawal Agent Commission ("DWAC") system.

(g)   Status as Shareholder. Upon submission of a Notice of Conversion by a Holder, (i) the shares of Preferred Stock covered thereby (other than the shares, if any, which cannot be issued because their issuance would exceed such Holder's allocated portion of the Required Reserve Amount) shall be deemed converted into shares of Common Stock and (ii) the Holder's rights as a Holder of such converted portion of the Preferred Stock shall cease and terminate, excepting only the right to receive certificates for such shares of Common Stock and other remedies provided herein because of a failure by the Corporation to comply with the terms of the Certificate of Designation, provided in Section 7(d)(iv) hereof. Notwithstanding the foregoing, if a Holder initiates a Conversion Revocation pursuant to Section 7(d)(iv) hereof, the Holder shall regain the rights of a Holder of Preferred Stock with respect to such unconverted portion of the Preferred Stock as specified in Section 7(d)(iv) and the Corporation shall, as soon as practicable, return such unconverted portion of the Preferred Stock to the Holder or, if the Preferred Stock Certificate has not been surrendered, adjust its records to reflect that such portion of the Preferred Stock has not been converted.

(h)   Pro Rata Conversion. In the event that the Corporation receives a Conversion Notice from more than one holder of Preferred Stock for the same Conversion Date and the Corporation can convert some, but not all, of such portions of the Preferred Stock submitted for conversion, the Corporation shall convert from each holder of Preferred Stock electing to have Preferred Stock converted on such date a pro rata amount of such holder's portion of its Preferred Stock submitted for conversion based on the aggregate Stated Value of the Preferred Stock submitted for conversion on such date by such holder relative to the aggregate Stated Value of all Preferred Stock submitted for conversion on such date.

Section 8.    Omitted.

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Section 9.   Effect of Certain Events.

(a)   Participation. The Holder, as the holder of the Preferred Stock, shall be entitled to receive such dividends paid and distributions made to the holders of Common Stock to the same extent as if the Holder had completely converted the Preferred Stock into Common Stock (without regard to any limitations on Conversion herein or elsewhere and without regard to whether or not a sufficient number of shares are authorized and reserved to effect any such exercise and issuance) and had held such shares of Common Stock on the record date for such dividends and distributions. Payments under the preceding sentence shall be made concurrently with the dividend or distribution to the holders of Common Stock.

Section 10.   Certain Adjustments. The Conversion Price shall be subject to adjustment from time to time as provided in this Section.

(a)  Adjustments to Conversion Price Due to Subsequent Equity Sales. If, at any time while any Preferred Stock is outstanding, the Corporation sells or grants any option to purchase or sells or grants any right to reprice, or otherwise disposes of or issues (or announces any sale, grant or any option to purchase or other disposition), any Common Stock (including Common Stock issued in consideration for settlement or retirement of existing debt) or Common Stock Equivalents entitling any Person to acquire shares of Common Stock at an effective price per share that is lower than the then Conversion Price (such lower price, the “Base Conversion Price” and such issuances, collectively, a “Dilutive Issuance”) (if the holder of the Common Stock or Common Stock Equivalents so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which are issued in connection with such issuance, be entitled to receive shares of Common Stock at an effective price per share that is lower than the Conversion Price, such issuance shall be deemed to have occurred for less than the Conversion Price on such date of the Dilutive Issuance), regardless of whether or not any such issuance or repricing of securities is conditional upon circumstances or events that may occur in the future, then the Conversion Price shall be reduced (but not increased) to equal the lesser of (i) the Base Conversion Price, or (ii) the Conversion Price in effect immediately prior to such Dilutive Issuance. Such adjustment shall be made whenever such Common Stock or Common Stock Equivalents are issued in a Dilutive Issuance. Notwithstanding anything to the contrary herein, no adjustment will be made under this Section 10(a) in respect of an Exempt Issuance or in respect of Adjustment Exceptions (as defined below). The adjustments required by this Section 10(a) are referred to in the singular, as a “Subsequent Issuance Adjustment,” and collectively, as the “Subsequent Issuance Adjustments”). No adjustment shall be made under this Section 10(a) if such adjustment would result in an increase of the Conversion Price then in effect.

As used herein, "Adjustment Exceptions" shall mean all shares of Common Stock or Common Stock Equivalents issued (A) pursuant to any Approved Stock Plan, (B) upon the exercise, exchange of, conversion or redemption of, or payment of interest or liquidated or similar damages on, any Securities issued hereunder or in the Offering or to a Placement Agent in connection with the Offering, (C) upon the exercise, exchange, conversion, or redemption of Common Stock Equivalents issued and outstanding on the Original Issue Date, provided that the terms of such Common Stock Equivalents are not amended after the Original Issue Date, (D) in connection with any acquisition by the Company or any Subsidiary, whether through an acquisition of stock or a merger of any business, assets or technologies the primary purpose of which is not to raise equity capital, (E) in connection with an adjustment made pursuant to Section 10(b) or (f), and (F) that are “Exempted Securities” as defined in Part I, Section 7.6.1 of the Series C Certificate of Designation.

Notwithstanding anything to the contrary herein, in no event shall a Subsequent Issuance Adjustment be made for any Dilutive Issuance to reduce the Conversion Price to a price lower than $1.2043 per share (with such price subject to equitable adjustments for stock splits, stock dividends or rights offerings by the Corporation relating to the Corporation's securities, combinations, recapitalization, reclassifications, extraordinary distributions and similar events) (the “Series C Conversion Price”) .

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(b) Omitted.

(c) Omitted.

(d) Omitted.

(e) Omitted.

(f) Subdivision or Combination of Common Stock. If the Corporation at any time subdivides (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) the shares of Common Stock acquirable hereunder into a greater number of shares, then, after the date of record for effecting such subdivision, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced. If the Corporation at any time combines (by reverse stock split, recapitalization, reorganization, reclassification or otherwise) the shares of Common Stock acquirable hereunder into a smaller number of shares, then, after the date of record for effecting such combination, the Conversion Price in effect immediately prior to such combination will be proportionately increased.

(g) Omitted.

(h) Notice to Allow Conversion by Holder. If (i) the Corporation shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (ii) the Corporation shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (iii) the Corporation shall authorize the granting to all holders of the Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (iv) the approval of any stockholders of the Corporation shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Corporation is a party, any sale or transfer of all or substantially all of the assets of the Corporation, of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property or (v) the Corporation shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Corporation, then, in each case, the Corporation shall cause to be filed at each office or agency maintained for the purpose of conversion of the Preferred Stock, and shall cause to be delivered to the Holder at its last address as it shall appear upon the Preferred Stock Register, at least 10 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange, provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. The Holder is entitled to convert the Preferred Stock during the 10-day period commencing on the date of such notice through the effective date of the event triggering such notice.

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Section 11.         Corporation’s Right to Redeem.

(a) Corporation’s Right to Redeem at its Election. Anytime after the Effective Date, if (i) the Equity Payment Conditions have all been met for each of the prior three (3) Trading Days, except the average daily trading volume requirement in clause (ix) of such defined term, and (ii) the Market Price of the Common Stock for each of the prior three (3) Trading Days exceeds 250% of the Initial Conversion Price for the Preferred Stock, then the Corporation may provide to the Holders a twenty (20) Trading Day advance notice (an “Advance Corporation Redemption Notice”) stating that the Corporation has elected to Redeem all or any portion (the “Target Redemption Amount”) of the outstanding Preferred Stock on the date that is twenty (20) Trading Days after the date of such notice (the “Target Redemption Date”), and certifying that the Corporation has set aside available cash in the amount of the aggregate projected Corporation Redemption Amount (as defined below) for use in effecting the redemption. If the Equity Payment Conditions are met during each Trading Day of the seventeen (17) consecutive Trading Day period immediately preceding the Target Redemption Date (the “Threshold Period”) and the Market Price for the Common Stock exceeds 250% of the Initial Conversion Price of the Preferred Stock during each Trading Day of such Threshold Period (the “Trading Price Requirement”), then the Corporation shall, within five (5) Trading Days after such Threshold Period, deliver the Corporation Redemption Amount (as defined below) to each Holder (a “Corporation Redemption”). If any one or more of the Equity Payment Conditions are not met or the Trading Price Requirements are not met, in each case on any Trading Day during the Threshold Period, then the Corporation shall not be entitled to redeem the portion of the Preferred Stock described in the Advance Corporation Redemption Notice. Any Corporation Redemption shall be applied ratably to all of the Holders in proportion to each Holder’s initial purchase of its Preferred Stock under the Securities Purchase Agreement, provided that any voluntary Conversions by a Holder during the Threshold Period shall be applied against such Holder’s pro-rata allocation thereby decreasing the aggregate amount forcibly converted hereunder. The Holder, at its option, may continue to convert all or any portion of its Preferred Stock (including but not limited to the portion that is the subject of the Corporation Redemption) in accordance with the terms hereof after the receipt of an Advance Corporation Redemption Notice until the Holder receives payment of the Corporation Redemption Amount, and the amount of the Preferred Stock to be redeemed shall not exceed the amount which remains outstanding as of the date of Payment of the Corporation Redemption Amount. Unless otherwise indicated by the Holder in the applicable Notice of Conversion, any shares of Preferred Stock converted during the period from the date of the Advance Corporation Redemption Notice until the date the Corporation Redemption Amount (as defined below) is paid in full shall be considered to be a conversion (instead of a Redemption) of the shares of Preferred Stock that would have been subject to such Corporation Redemption, and any amounts of the Preferred Stock converted from time to time during such period shall converted in full into Common Stock at the Conversion Price then in effect, and the dollar amount so converted into Common Stock shall be deducted from the Target Redemption Amount (as defined above) that is subject to such redemption. Once the Corporation delivers an Advance Corporation Redemption Notice, the Corporation may not deliver another such notice for at least thirty (30) Trading Days. The “Corporation Redemption Amount” shall equal 110% of the aggregate Stated Value of the outstanding Preferred Stock being redeemed, plus all accrued and unpaid Dividends.

The Holder shall surrender the Preferred Stock Certificates duly endorsed representing the shares to be redeemed at the office of the Corporation on the Target Redemption Date. Upon surrender and payment of the Corporation Redemption Amount, from and after the Target Redemption Date, dividends on the shares of Series B Preferred Stock to be redeemed shall cease to accrue, and said shares shall no longer be deemed outstanding, and all rights of the holders thereof as holders of Series B Preferred Stock (except for the right to receive from the Corporation the Corporation Redemption Amount for such shares) shall cease. If the Corporation Redemption Amount is paid, then, notwithstanding that any certificate for shares of Series B Preferred Stock to be redeemed shall not have been surrendered for cancellation, after the close of business on such Target Redemption Date, the shares called for redemption shall no longer be deemed outstanding and all rights with respect to such shares shall forthwith cease, except only the right of the holders thereof to receive, upon surrender of the certificate representing such shares, the aggregate Corporation Redemption Amount therefor, if not already received.

(b) omitted.

Section 12.   Omitted.

Section 13.   Omitted.

Section 14.   Omitted.

Section 15.   Omitted.

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Section 16.   Omitted.

Section 17.   Omitted.

Section 18.   Dispute Resolution. In the case of a dispute as to the determination of the Conversion Price or the arithmetic calculation of the number of Conversion Shares issuable upon any conversion of the Preferred Stock, the Corporation shall promptly issue to the Holder the number of Conversion Shares that are not disputed and resolve such dispute in accordance with this section. In the case of a dispute as to the determination of the Volume Weighted Average Price or the arithmetic calculation of the Conversion Price, Conversion Price Adjustment, Dividends or dividend calculation, or any redemption price, redemption amount or similar calculation, or the determination of whether or not a Dilutive Issuance has occurred, the Corporation shall submit the disputed determinations or arithmetic calculations via facsimile within five (5) Business Days of receipt, or deemed receipt, of the Conversion Notice, any redemption notice or other event giving rise to such dispute, as the case may be, to the Holder. If the Holder and the Corporation are unable to agree upon such determination or calculation within (5) Business Days of such disputed determination or arithmetic calculation being submitted to the Holder, then the Corporation shall, within five (5) Business Days submit via facsimile (a) the disputed determination of the Volume Weighted Average Price to an independent, reputable investment bank selected by the Corporation and approved by the Holder, which approval shall not be unreasonably withheld, (b) the disputed arithmetic calculation of the Conversion Price, Conversion Price Adjustment or any redemption price or redemption amount to the Corporation’s independent, outside accountant or (c) the disputed facts regarding the occurrence of a Dilutive Issuance (or any other occurrence not specifically assigned to the investment bank or outside accountant pursuant to subsections (a) or (b) immediately above) to an expert attorney from a nationally recognized outside law firm (having at least 100 attorneys and having with no prior relationship with the Corporation) selected by the Corporation and approved by the Lead Investor as defined in the Securities Purchase Agreement). The Corporation shall request that the investment bank, the accountant, the law firm, or other expert, as the case may be, to perform the determinations or calculations and notify the Corporation and the Holder of the results no later than ten (10) Business Days from the time it receives the disputed determinations or calculations. Such investment bank’s or accountant’s or law firm’s determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error (collectively, the “Dispute Resolution Procedures”). The expense of the submission of such dispute shall be split equally by the Corporation and the Holder.

Section 19.         Protective Provision. So long as any shares of Preferred Stock are outstanding, the Corporation shall not, without the affirmative vote or written consent of the Required Holders:

(a) alter or change adversely the powers, preferences or rights given to the Preferred Stock or alter or amend this Certificate of Designation, or

(b) omitted

(c) omitted

(d) increase the authorized number of shares of Preferred Stock, or

(e) do any act or thing not authorized or contemplated by this Certificate of Designation which would result in taxation of the holders of shares of the Series B Preferred Stock under Section 305 of the Internal Revenue Code of 1986, as amended (or any comparable provision of the Internal Revenue Code as hereafter from time to time amended), or

(f) decrease the Dividend Rate as provided in Section 4(a), or

(g) omitted

(h) enter into any agreement with respect to the foregoing.

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The voting rights in this Section 19 shall not apply in connection with the consolidation or merger of the Corporation with or into another entity, or the sale, lease, transfer, exclusive license or other disposition, in a single transaction or series of related transactions, by the Corporation or any subsidiary of the Corporation, of all or substantially all of its assets to another Person or group of Persons.

Section 20.          Miscellaneous.

(a)   Waiver.

(i)   No failure or delay on the part of the Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privileges. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

(ii)   Any provision of this Certificate of Designation may be waived by the affirmative vote or written consent of the Required Holders, which vote or written consent shall bind all Holders of the Series B Preferred Stock, and all future Holders of Series B Preferred Stock for which such rights have been waived.

(iii)   Any waiver by vote or written consent of the holders of Series C-1 Preferred Stock and Series C-2 Preferred Stock (if any), pursuant to the Certificate of Designation of Rights and Preferences thereof, of an adjustment to the Series C Conversion Price of such shares in connection with any Dilutive Issuance or other issuance or deemed issuance of Additional Shares of Common Stock without consideration or for a consideration per share less than the Series C Conversion Price shall also, automatically and without any further action of the Corporation, any holder of Series B Preferred Stock or any other person, constitute a waiver by the holders of Series B Preferred Stock of an adjustment to the Conversion Price under Sections 9(a), 9(b), 10(a) and 10(b) hereof, and such vote or written consent shall bind all existing holders of the Series B Preferred Stock, and all future holders of Series B Preferred Stock.

(b)   Notices. Any notice herein required or permitted to be given shall be in writing and may be personally served or delivered by courier or sent by United States mail or by overnight delivery and shall be deemed to have been given upon receipt if personally served, or upon confirmation of receipt, when sent by facsimile, or five (5) days after being deposited in the United States mail, certified, with postage pre-paid and properly addressed, if sent by mail, or one (1) day after deposit with a nationally recognized overnight delivery service, if delivery by overnight delivery. For the purposes hereof, the address of the Holder shall be as shown on the records of the Corporation; and the address of the Corporation shall be VirtualScopics, Inc., 500 Linden Oaks, Rochester, NY 14625 Phone: 585-249-6231; Fax: 585-218-7350. Both the Holder and the Corporation may change the address for service by service of written notice to the other as herein provided. The Corporation shall provide the Holder with prompt written notice of all actions taken pursuant to this Certificate of Designation, including in reasonable detail a description of such action and the reason therefore.  Without limiting the generality of the foregoing, the Corporation will give written notice to the Holder (i) at least ten (10) days after any adjustment of the Conversion Price, setting forth in reasonable detail, and certifying, the calculation of such adjustment and (ii) at least ten (10) days prior to the date on which the Corporation closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock, (B) with respect to any pro rata subscription offer to holders of Common Stock or (C) for determining rights to vote with respect to any dissolution or liquidation, provided in each case that such information shall be made known to the public prior to or in conjunction with such notice being provided to the Holder.

21

(c)          Payments.  Whenever any payment of cash is to be made by the Corporation to any Person pursuant to this Certificate of Designation or pursuant to the Transaction Documents, such payment shall be made in lawful money of the United States of America by a check drawn on the account of the Corporation and sent via overnight courier service to such Person at such address as previously provided to the Corporation in writing (which address, in the case of each of the Buyers, shall initially be as set forth on the Schedule of Buyers attached to the Securities Purchase Agreement); provided that the Holder may elect to receive a payment of cash via wire transfer of immediately available funds by providing the Corporation with prior written notice setting out such request and the Holder's wire transfer instructions.  Whenever any amount expressed to be due by the terms of this Certificate of Designation is due on any day which is not a Business Day, the same shall instead be due on the next succeeding day which is a Business Day and, in the case of any Dividends Payment Date which is not the date on which the Preferred Stock is paid in full, the extension of the due date thereof shall not be taken into account for purposes of determining the amount of Dividends due on such date.

(e)   Equitable Relief. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. The parties hereby waive all rights to a trial by jury. If either party shall commence an action or proceeding to enforce any provisions of the Transaction Documents, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

(f)  Rule 144 Hold Period. For purposes of Rule 144, it is intended, understood and acknowledged that the Common Stock issuable upon Conversion of the Preferred Stock shall be deemed to have been acquired at the time the Preferred Stock was issued. Moreover, it is intended, understood and acknowledged that the holding period for the Common Stock issuable upon Conversion of the Preferred Stock shall be deemed to have commenced on the date the Preferred Stock was issued.

(g)   Purchase Agreement. By its acceptance of the Preferred Stock, the Holder agrees to be bound by the applicable terms of the Securities Purchase Agreement.

(h)   Notice of Corporate Events. Except as otherwise provided in this Certificate of Designation, the Holder of the Preferred Stock shall have no rights as a Holder of Common Stock unless and only to the extent that it converts the Preferred Stock into Common Stock. The Corporation shall provide the Holder with prior notification of any meeting of the Corporation's shareholders (and copies of proxy materials and other information sent to shareholders). In the event the Corporation takes a record of its shareholders for the purpose of determining shareholders who are entitled to receive payment of any dividend or other distribution, any right to subscribe for, purchase or otherwise acquire (including by way of merger, consolidation, reclassification or recapitalization) any share of any class or any other securities or property, or to receive any other right, or for the purpose of determining shareholders who are entitled to vote in connection with any proposed sale, lease or conveyance of all or substantially all of the assets of the Corporation or any proposed liquidation, dissolution or winding up of the Corporation, the Corporation shall mail a notice to the Holder, at least ten (10) days prior to the record date specified therein or the consummation of the transaction or event, whichever is earlier), of the date on which any such record is to be taken for the purpose of such dividend, distribution, right or other event, and a brief statement regarding the amount and character of such dividend, distribution, right or other event to the extent known at such time. The Corporation shall make a public announcement of any event requiring notification to the Holder hereunder substantially simultaneously with the notification to the Holder in accordance with the terms of this Section 20(h).

22

(i)   Remedies. The remedies provided in this Certificate of Designation shall be cumulative and in addition to all other remedies available under this Certificate of Designation, Preferred Stock and the other Transaction Documents, at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the right of the Holder right to pursue actual damages for any failure by the Corporation to comply with the terms of this Certificate of Designation or the Transaction Documents. The Corporation acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder, by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Corporation acknowledges that the remedy at law for a breach of its obligations under this Certificate of Designation will be inadequate and agrees, in the event of a breach or threatened breach by the Corporation of the provisions of this Certificate of Designation or the other Transaction Documents, that the Holder shall be entitled, in addition to all other available remedies at law or in equity, to an injunction or injunctions restraining, preventing or curing any breach of the Certificate of Designation and the other Transaction Documents and to enforce specifically the terms and provisions thereof, without the necessity of showing economic loss and without any bond or other security being required.

(j)   Construction; Headings.  This Certificate of Designation shall be deemed to be jointly drafted by the Corporation and all the Purchasers and shall not be construed against any person as the drafter hereof.  The headings of this Certificate of Designation are for convenience of reference and shall not form part of, or affect the interpretation of, this Certificate of Designation.

That a resolution was duly adopted by the Board of Directors of the Corporation, pursuant to Sections 141 and 242 of the General Corporation Law of the State of Delaware, setting forth the above-mentioned amendment and restatement to the Certificate of Designation and declaring said amendment and restatement to be advisable, followed by the affirmative vote of the holders of a majority of the outstanding shares of common stock of the Corporation entitled to vote thereon, including the votes of the holders preferred stock entitled to vote thereon on an as-converted basis, at a meeting of stockholders duly called and held on June __, 2012, and the affirmative vote of the holders of at least two-thirds (2/3) of the outstanding shares of Series B Convertible Preferred Stock, in accordance with Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, Corporation has caused the Certificate of Designation to be executed in its name by its Chief Financial Officer, Molly Henderson, this __ day of ___________, 2012.

CORPORATION:
VIRTUALSCOPICS, INC.

By:
Print Name: Molly Henderson
Title: Chief Financial Officer

23

EXHIBIT A

NOTICE OF CONVERSION

(To be Executed by the Registered Holder in order to Convert the Series B Convertible Preferred Stock of VIRTUALSCOPICS, INC.)

The undersigned hereby irrevocably elects to convert ___________ shares of Series B Preferred Stock, having an aggregate Stated Value of $__________ into shares of Common Stock, par value $0.001 per share ("Common Stock"), of VIRTUALSCOPICS, INC. (the "Corporation"),

all according to the conditions of the Certificate of Designation of Series B Preferred Stock of the Corporation dated as of September __, 2007, as amended (the " Certificate of Designation "), as of the date written below. If securities are to be issued in the name of a Person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates. No fee will be charged to the Holder for any Conversion, except for transfer taxes, if any. By submitting this Notice of Conversion, the Holder certifies that the issuance of the number of shares of Common Stock requested hereby will not result in a violation of the Beneficial Ownership Limitation.

The Corporation shall electronically transmit the Common Stock issuable pursuant to this Notice of Conversion to the account of the undersigned or its nominee with DTC through its Deposit Withdrawal Agent Commission system ("DWAC Transfer").

Name of DTC Prime Broker:______________________________

Account Number:________________________________________

In lieu of receiving shares of Common Stock issuable pursuant to this

Notice of Conversion by way of a DWAC Transfer, the undersigned hereby requests that the Corporation issue a certificate or certificates for the number of shares of Common Stock set forth above (which numbers are based on the Holder's calculation attached hereto) in the name(s) specified immediately below or, if additional space is necessary, on an attachment hereto:

Name: _________________________________________________

Address: _______________________________________________

The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable to the undersigned upon Conversion of the Series B Preferred Stock shall be made pursuant to registration of the securities under the Securities Act of 1933, as amended (the "ACT"), or pursuant to an exemption from registration under the Act.

(i) Date of Conversion:_______________________________

Applicable Conversion Price:________________________

Number of Shares of Common ______________________

Stock to be Issued Pursuant to (i): ____________________

Conversion of the Preferred Stock:_______________________

The Corporation shall issue and deliver shares of Common Stock to an overnight courier not later than the third (3rd) Business Day following receipt of the Notice of Conversion and, the Preferred Stock Certificate representing the Preferred Stock to be converted, or evidence of loss, theft or destruction thereof).

VIRTUALSCOPICS, INC.

PROXY / VOTING INSTRUCTIONS

VIRTUALSCOPICS, INC.

500 LINDEN OAKS

ROCHESTER, NEW YORK 14625

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Molly Henderson and Jeffrey Markin and each of them acting solely, as attorneys and agents with full power of substitution to vote as proxy all the shares of Common Stock, par value $.001 per share, Series A Convertible Preferred Stock, par value $.001 per share, Series B Convertible Preferred Stock, par value $.001 per share, and Series C-1 Convertible Preferred Stock, par value $.001 per share, of VirtualScopics, Inc. which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of VirtualScopics, Inc. to be held at 9:00 a.m. on June 12, 2012, at the Country Club of Rochester, 2935 East Avenue, Rochester, New York, 14610 and at any adjournment(s) thereof, in the manner indicated on the reverse hereof and in her/his discretion on such other matters as may properly come before said meeting or any adjournments thereof.

To vote by mail, please sign and date the card on the reverse side and return promptly by mail in the enclosed, postage pre-paid envelope. To vote by Internet, please access the web page at www.continentalstock.com and follow the instructions. Have your control number available when you access the webpage. To vote by telephone, please call the number provided on the Notice and Access and follow the instructions. Have your control number and the proxy card available when you call.

If you wish to vote in accordance with the recommendations of the Board of Directors, you may just sign and date below and mail in the postage paid envelope provided. Specific choices may be made on the reverse side.

Dated _________________

Signature

Signature if held jointly

When signing as Executor, Administrator,

Trustee or the like, please give full title.

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4 AND 5. ANY PROXY WHICH IS EXECUTED IN SUCH A MANNER AS NOT TO WITHHOLD AUTHORITY TO VOTE FOR THE ELECTION OF ANY DIRECTOR NOMINEE, SHALL BE DEEMED TO GRANT SUCH AUTHORITY. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2, 3, 4 AND 5.

 Continental Stock Transfer

17 Battery Place, 8th Floor

New York, New York 10004

☐ Please mark your vote as in this example.

(1) Election of Directors (except as specified below)	FOR ALL ☐ nominees listed below	WITHHOLD AUTHORITY TO VOTE FOR ☐ all nominees listed below	EXCEPTIONS ☐

Robert G. Klimasewski

Mostafa Analoui, Ph.D.

Daniel I. Kerpelman

L. Jeffrey Markin

Norman N. Mintz, Ph.D.

Charles E. Phelps, Ph.D.

Terence A. Walts

Instructions: To withhold vote for any individual nominee, mark the “Exceptions” box and write that nominee’s name(s) in the space provided below.

(2) To ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012

FOR ☐                AGAINST ☐                ABSTAIN ☐

(3) To approve the issuance of common stock issuable upon the full conversion of Series C Preferred Stock and any accrued dividends thereon, full exercise of Series C Preferred Warrants and for payment of dividends on Series C Preferred Stock, or otherwise issuable pursuant to the Series C financing, in accordance with the applicable NASDAQ Listing Rules.

FOR ☐                AGAINST ☐                ABSTAIN ☐

(4) To approve the Amended and Restated Certificate of Designations, Powers, Preferences and Other Rights and Qualifications of Series A Convertible Preferred Stock

FOR ☐                AGAINST ☐                ABSTAIN ☐

(5) To approve the Amended and Restated Certificate of Designation of Rights and Preferences of the Series B Preferred Stock

FOR ☐                AGAINST ☐                ABSTAIN ☐

(Sign and date on reverse side)

VIRTUALSCOPICS, INC. - ANNUAL MEETING - June 12, 2012

THANK YOU FOR VOTING